As filed with the Securities and Exchange Commission on July 20, 2017

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

Prudential World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

655 Broad Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number)

Deborah A. Docs

655 Broad Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of the securities being registered: Shares of beneficial interest, par value $0.01 per share, of Prudential Jennison International Opportunities Fund, a series of the Registrant.

It is proposed that this filing become effective on August 21, 2017, pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

TARGET INTERNATIONAL EQUITY PORTFOLIO,
a series of The Target Portfolio Trust

655 Broad Street

Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

August 21, 2017

Dear Shareholder:

I am writing to ask you to consider and vote on an important proposal (the “Proposal”) whereby all of the assets of the Target International Equity Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), would be acquired by Prudential Jennison International Opportunities Fund (the “Prudential Fund,” and together with the Target Portfolio, the “Funds”), a series of Prudential World Fund, Inc. (“World Fund”), and the Prudential Fund would assume all of the liabilities of the Target Portfolio (the “Reorganization”). The Trust is a Delaware statutory trust and World Fund is a Maryland corporation. The shareholders’ meeting (the “Meeting”) is scheduled for Monday, October 30, 2017 at 3:00 p.m. Eastern time.

The Board of Trustees of the Trust has reviewed and approved the Proposal and recommended that the Proposal be presented to shareholders of the Target Portfolio for their consideration. Although the Trustees have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with similar investment objectives and similar investment policies to those of the Target Portfolio, and will allow you to enjoy a larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•                  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•                  By Internet. Have your proxy card available. Go to the website listed on your card. Enter your control number from your card. Follow the instructions found on the website. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•                  By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Enter your control number from your card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•                  In Person. Attend the meeting and vote your interests.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction, future purchases will automatically be made in shares of the Prudential Fund.

The Reorganization is expected to occur in the fourth quarter of 2017, if shareholder approval is obtained by the October 30, 2017 meeting date. If the meeting date is adjourned, the Reorganization may occur on a different date.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-866-828-6951 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker
President

TARGET INTERNATIONAL EQUITY PORTFOLIO,
a series of The Target Portfolio Trust

655 Broad Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Target International Equity Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), a Delaware statutory trust, is scheduled to be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, on Monday, October 30, 2017 at 3:00 p.m. Eastern time, for the following purposes:

1.              To consider and vote upon the approval or disapproval of a Plan of Reorganization under which the Target Portfolio will transfer all of its assets to, and all of its liabilities will be assumed by, the Prudential Jennison International Opportunities Fund (the “Prudential Fund”), a series of Prudential World Fund, Inc. (“World Fund”), a Maryland corporation, and the Target Portfolio will be dissolved (the “Proposal”). In connection with this proposed transfer and dissolution, each whole and fractional share of Class Z shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of common stock, par value $0.01 per share, of the Prudential Fund, each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of common stock, par value $0.01 per share, of the Prudential Fund, each whole and fractional share of Class Q shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Q shares of common stock, par value $0.01 per share, of the Prudential Fund, and outstanding shares of the Target Portfolio will be cancelled. As part of the Reorganization, Class R shares of common stock, par value $0.01 per share, for the Prudential Fund will be classified and launched in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

2.              To transact such other business as may properly come before the Meeting or any postponements or adjournments of the Meeting.

The Board of Trustees of the Trust has fixed the close of business on August 14, 2017 as the record date for the determination of the shareholders of the Target Portfolio entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

Deborah A. Docs
Secretary

Dated: August 21, 2017

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at the Trust’s website at www.pgiminvestments.com/fundchanges.

The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Your vote is important.

Please return your proxy card promptly

or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.              INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.              JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.              ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation c/o John Smith, President	John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee
C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS AND PROXY STATEMENT

PROXY STATEMENT

for

TARGET INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF THE TARGET PORTFOLIO TRUST

and

PROSPECTUS

for

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND, A SERIES OF

PRUDENTIAL WORLD FUND, INC.

655 Broad Street

Newark, New Jersey 07102-4077

(973) 367-7521

Dated August 21, 2017

Acquisition of the Assets and Assumption of the Liabilities of

Target International Equity Portfolio

By and in Exchange for Shares of Prudential Jennison International Opportunities Fund

This combined Proxy Statement and Prospectus (“Prospectus/Proxy Statement”) is being furnished to the shareholders of the Target International Equity Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at a special meeting of shareholders of the Target Portfolio and at any postponements or adjournments thereof (the “Meeting”).

The Meeting will be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 on Monday, October 30, 2017 at 3:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about August 14, 2017.

The purpose of the Meeting is for shareholders of the Target Portfolio to consider and vote upon a Plan of Reorganization (the “Plan”) under which the Target Portfolio will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, the Prudential Jennison International Opportunities Fund (the “Prudential Fund”), a series of Prudential World Fund, Inc. (“World Fund”), a Maryland corporation, in exchange for shares of common stock, par value $0.01 per share, of the Prudential Fund, which will be distributed to shareholders of the Target Portfolio, and the subsequent cancellation of shares of the Target Portfolio and its liquidation and dissolution (the “Reorganization”).  In connection with this proposed transfer and dissolution, each whole and fractional share of Class Z shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of common stock of the Prudential Fund, each whole and fractional share of Class R shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class R shares of common stock of the Prudential Fund, each whole and fractional share of Class Q shares of the Target Portfolio will be exchanged for whole and fractional shares of equal dollar value of Class Q shares of common stock of the Prudential Fund, and outstanding shares of the Target Portfolio will be cancelled. As part of the Reorganization, Class R shares will be classified and launched for the Prudential Fund in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.  Each of the Target Portfolio and the Prudential Fund is a “Fund” and together are referred to as the “Funds.”

If the shareholders of the Target Portfolio approve the Plan, they will become shareholders of the Prudential Fund.

The investment objectives and strategies of the Funds are similar. The investment objective of the Target Portfolio is capital appreciation, while the investment objective of the Prudential Fund is to seek long-term growth of capital.  The Target Portfolio seeks to achieve its objective by investing at least 80% of investable assets in stocks of companies in a diverse array of foreign countries. These companies may be based in developed as well as developing countries. The Prudential Fund invests primarily in equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets (identified by the manager as countries classified by MSCI as emerging and frontier markets). The Prudential Fund can invest without limit in foreign securities, typically invests in a number of different countries, and may invest a significant portion of its assets in companies located in emerging markets.  Certain important differences in the Funds’ strategies, such as the Prudential Fund’s ability to invest in exchange-traded funds, real estate investment trusts, and structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments, as part of its principal strategies, which are not principal investments of the Target Portfolio, are explained in more detail below.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Prudential Fund that you should know about before voting. You should retain it for future reference. Additional information about the Prudential Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•                  The Prospectus for the Prudential Fund, dated January 31, 2017, which has been filed with the SEC and is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•                  The Statement of Additional Information (“SAI”) for the Prudential Fund, dated January 31, 2017, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•                  An SAI, dated August 21, 2017, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•                  An Annual Report to Shareholders for the Prudential Fund for the fiscal year ended October 31, 2016, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•                  A Semi-Annual Report to Shareholders for the Prudential Fund for the fiscal period ended April 30, 2017, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Prudential Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other US government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A to this Prospectus/Proxy Statement), the Prospectus for the Prudential Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Prudential Fund’s Annual Report to shareholders for its fiscal year ended October 31, 2016 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), the Prudential Fund’s Semi-Annual Report to shareholders for its fiscal period ended April 30, 2017 (Exhibit D to this Prospectus/Proxy Statement and which is enclosed), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Target Portfolio and the Prudential Fund into a single mutual fund, sometimes referred to as the “Combined Fund”. The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

If the Reorganization is approved by shareholders of the Target Portfolio, it is currently anticipated that a substantial portion of the portfolio securities of the Target Portfolio will be sold and new securities will be purchased prior to and solely and directly related to the Reorganization. As of the date of this Prospectus/Proxy Statement, if all of the Target Portfolio’s investments had been sold as of June 26, 2017, the Target Portfolio would have realized capital gains of approximately $1.79 per share (comprised of both short term and long term capital gains), approximately 13% of the net asset value of the Target Portfolio. Any capital gains realized by the Target Portfolio prior to the closing date of the Reorganization will be distributed to shareholders of the Target Portfolio prior to the closing date of the Reorganization. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Funds’ ability to use available carryovers, and are subject to change. It is anticipated that transaction costs of approximately $605,000 (or $0.02 per share of the Target Portfolio as of June 26, 2017) will be incurred by the Target Portfolio and its shareholders to reposition its portfolio in connection with the Reorganization.

The Target Portfolio is a series of the Trust, an open-end investment company that is organized as a Delaware statutory trust. The Prudential Fund is a series of World Fund, an open-end investment company that is organized as a Maryland corporation.

If the shareholders of the Target Portfolio vote to approve the Plan, the assets of the Target Portfolio will be transferred to, and all of the liabilities of the Target Portfolio will be assumed by, the Prudential Fund in exchange for an equal dollar value of shares of the Prudential Fund. Shareholders of the Target Portfolio will have their Class Z, Class R and Class Q shares exchanged for Class Z, Class R and Class Q shares, respectively, of the Prudential Fund of equal dollar value based upon the value of the shares at the time the Target Portfolio’s assets are transferred to the Prudential Fund. As part of the Reorganization, Class R shares of common stock of the Prudential Fund will be classified and launched in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund. After the transfer of assets and exchange of shares has been completed, the Target Portfolio will be liquidated and dissolved. If shareholders approve the Plan, you will cease to be a shareholder of the Target Portfolio and will become a shareholder of the Prudential Fund.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board of Trustees of the Trust and the Board of Directors of World Fund have determined that the proposed Reorganization is in the best interests of the Target Portfolio and the Prudential Fund, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board of Trustees of the Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Target Portfolio at the close of business on August 14, 2017 (the “Record Date”) will be entitled to vote at the Meeting and any postponements or adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Target Portfolio. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the total outstanding voting shares of the Target Portfolio.

Approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Target Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Target Portfolio are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Target Portfolio (the “1940 Act Majority”).

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

REASONS FOR THE REORGANIZATION

The Trustees of the Trust and the Board of Directors of World Fund (collectively, the “Directors”), including all of the Trustees who are not “interested persons” of the Trust on behalf of the Target Portfolio and all of the Directors of World Fund who are not “interested persons” of World Fund on behalf of Prudential Fund (collectively, the “Independent Directors”), have unanimously determined that the Reorganization would be in the best interests of the Target Portfolio and the Prudential Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on June 8, 2017, PGIM Investments advised the Directors that it has been monitoring the Target Portfolio and its long term viability due to the impact on the Target Portfolio of a large shareholder redemption.  On February 11, 2016, a shareholder withdrew its entire investment of approximately $223 million from the Target Portfolio, resulting in a significant decrease in the assets of the Target Portfolio from approximately $570 million to approximately $347 million as of the date of the redemption.  As a result of the redemption, the Target Portfolio also experienced an increase in its total net expenses for Class Z from 94 basis points to 100 basis points, for a total increase of approximately 6 basis points.  As of April 30, 2017, the Target Portfolio’s assets continued to remain lower than they were prior to the large redemption and the expenses as of that date for Class Z were 98 basis points.

PGIM Investments provided the Board the following comparative summary of the performance of each Fund (Class Z) for various periods ended April 30, 2017.

Target Portfolio

	YTD	1 Yr	3 Yr	5 Yr	10 Yr
Total Return Net:	+9.35%	+9.52%	+0.95%	+5.95%	+1.00%
MSCI EAFE:	+9.97%	+11.29%	+0.86%	+6.78%	+0.87%

Lipper % Rank:	57	90	32	60	23
(Cat: Lipper Intl Multi-Cap Core)
Morningstar Rating:	4
(Cat: Morningstar Foreign Large Value)

Prudential Fund

	YTD	1 Yr	3 Yr
Total Return Net:	+19.48%	+14.45%	+2.86%
MSCI ACWI Ex USA:	+10.17%	+12.59%	+0.83%

Lipper % Rank:	3	17	24
(Cat: Lipper Intl Multi-Cap Growth)
Morningstar Rating:	3
(Cat: Morningstar Foreign Large Growth)

The Prudential Fund’s net investment performance as of the year-to-date, and one- and three-year periods ended April 30, 2017 (the Prudential Fund commenced operations on June 5, 2012) was generally better than that of the Target Portfolio for the same periods. Furthermore, as of April 30, 2017, the Prudential Fund had outperformed its benchmark (the MSCI All Country World ex-US Index) on a net basis over the year to date, one- and three-year periods ended April 30, 2017.  In contrast, the Target Portfolio had outperformed its benchmark (the MSCI EAFE Index) on a net basis for the three-year and ten-year periods ended April 30, 2017, but had underperformed its benchmark on a net basis for the year to date, one-year and five-year periods ended April 30, 2017.

PGIM Investments informed the Directors that the Reorganization is expected to result in reduced net expenses for the Target Portfolio shareholders, while net expenses are expected to remain the same for Prudential Fund shareholders following the Reorganization, due to contractual fee waivers in effect through February 29, 2020.  Based on these facts, the Manager believes that the Reorganization will benefit Target Portfolio shareholders by creating the potential for improved fund performance and lowering expenses, as well as other advantages that come with increased asset growth.

The Board also noted that as a result of the implementation of the Reorganization, shareholders of the Target Portfolio will become shareholders of the Prudential Fund, which has higher management and subadvisory fees. PGIM Investments noted that the subadvisory fees for each Fund are paid by PGIM Investments and not the Funds. However, shareholders of the Target Portfolio are not expected to be subject to higher annual operating expenses if the Reorganization is implemented due to the fact that: (i) PGIM Investments has contractually agreed to limit net annual operating expenses of the Prudential Fund through February 29, 2020 (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, fees and expenses of underlying funds, brokerage, extraordinary expenses and certain other expenses, such as dividend, broker charges and interest expense on short sales) of each class of shares to 0.84% of the Prudential Fund’s average daily net assets; and (ii) upon the closing of the Reorganization, PGIM Investments will also contractually waive and/or reimburse up to 0.06% of certain Other Expenses of the Combined Fund on an annualized basis for the period from the closing date of the Reorganization through February 29, 2020, to the extent that the Combined Fund’s total operating expenses (exclusive of taxes, interest, and certain extraordinary expenses) exceed 1.15% for the Class A shares, 1.90% for the Class C shares, 1.48% for the Class R shares, 0.90% for the Class Z shares and 0.84% for the Class Q shares of the Combined Fund’s average daily net assets on an annualized basis for such share classes as a result of the Reorganization.  The Prudential Fund can give no guarantee with respect to the continuation of either of the waivers and/or reimbursements after February 29, 2020.

These waivers and/or expense reimbursements may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board.

In recommending approval of the Plan, PGIM Investments advised the Directors that the Funds have similar investment objectives, restrictions and strategies. If the Reorganization is approved by shareholders, it is currently anticipated that most of the portfolio holdings of the Target Portfolio will be sold and new securities will be purchased prior to and solely and directly related to the Reorganization. As of the date of this Proxy Statement/Prospectus, if all of the Target Portfolio’s investments had been sold as of June 26, 2017, the Target Portfolio would have realized approximately $1.79 per share (for a $50 million dividend) in capital gains as a result of these sales, approximately 13% of the net asset value of the Target Portfolio. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Funds’ ability to use available carryovers, and are subject to change. The Manager also noted to the Board that most of the Target Portfolio shareholders hold their shares in tax-advantaged accounts and are not expected to be impacted by any realized capital gains generated in connection with the Reorganization, while shareholders who hold their shares of the Target Portfolio in taxable accounts will have sufficient time to sell their shares prior to the closing of the Reorganization should they desire to do so.

The Directors also considered that PGIM Investments and/or its affiliates would pay the costs of the Reorganization, which are currently estimated to be $375,000.  Transaction costs associated with repositioning the Target Portfolio’s portfolio in connection with the Reorganization will be borne by the Target Portfolio before the Reorganization and are estimated to be approximately $605,000. The Manager may utilize a transition manager to assist in the transition of the Target Portfolio. The Manager does not expect the engagement of a transition manager to result in any additional expenses for the Target Portfolio.

The Directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of each Fund:

•                  The Funds are international equity funds with similar investment objectives, investment restrictions and investment policies;

•                  The Prudential Fund generally had better net investment performance than the Target Portfolio for the year-to-date, and one- and three-year periods ended April 30, 2017;

•                  If the Reorganization is implemented, net expenses will decrease for shareholders of the Target Portfolio and are expected to remain the same for shareholders of the Prudential Fund based on each Fund’s net assets as of April 30, 2017 and due to the expense waivers and/or reimbursements discussed above;

•                  The Manager and/or affiliates will pay the costs of the Reorganization except for the transaction costs to reposition the Target Portfolio prior to closing of the Reorganization;

•                  Shareholders of the Prudential Fund will not be impacted by the transition of the Target Portfolio prior to the Reorganization;

•                  Most Target Portfolio shareholders hold their shares in tax-advantaged accounts and thus are not expected to be impacted by realized capital gains generated in connection with the Reorganization, while shareholders who hold their shares of the Target Portfolio in taxable accounts will have sufficient time to sell their shares prior to the closing of the Reorganization should they desire to do so;

•                  Taxable and tax-exempt Target Portfolio shareholders who remain in the Target Portfolio will become shareholders of the Prudential Fund and will realize lower net expenses due to contractual expense caps for the Prudential Fund in effect until February 29, 2020 (as described above); and

•                  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Board reviewed various factors about each Fund, including the assets under management of the Target Portfolio ($375 million) and the Prudential Fund ($51 million) as of April 30, 2017 and based on the analysis provided by the Manager agreed that the Prudential Fund should be the accounting and performance survivor of the Reorganization.

The Directors also considered that it is a condition to the closing of the Reorganization that the Target Portfolio and the Prudential Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for US federal income tax purposes for shareholders of Target Portfolio or the Prudential Fund.

Consequently, the Trustees of Target Portfolio approved the Plan and recommend that shareholders of Target Portfolio vote to approve the Plan.

For the reasons discussed above, the Board of Trustees of the Trust on behalf of the Target Portfolio unanimously recommend that you vote FOR the Plan.

If shareholders of Target Portfolio do not approve the Plan, the Board of Target Portfolio will consider other possible courses of action for the Target Portfolio, including, among others, consolidation of the Target Portfolio with one or more affiliated funds other than the Prudential Fund; adding one or more new subadvisers, including one or more affiliated subadvisers;  replacing the current subadvisers with one or more subadvisers, including one or more affiliated subadvisers; or having the Manager manage the assets directly, including dual-hatting one or more employees of an affiliated subadviser. In the event that the shareholders of the Target Portfolio do not approve the Plan, PGIM Investments may consider recommending to the Board and shareholders the liquidation of Target Portfolio. Unlike the proposed Reorganization, a liquidation of the Target Portfolio would result in taxable gains or losses for most shareholders of Target Portfolio.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Prudential Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The fees and expenses below of the pro forma Prudential Fund after the Reorganization are based on estimated expenses of the Prudential Fund and the Target Portfolio during the twelve months ended April 30, 2017.

“Certain Expenses” are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses.

The Target Portfolio only offers Class R, Class Q and Class Z shares. As part of the Reorganization, Class R shares for the Prudential Fund will be classified and launched in order to accommodate Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.  The fees and expenses below for the pro forma Prudential Fund after the Reorganization for the Class R shares is based on estimated expenses of the Prudential Fund during the twelve months ended April 30, 2017.

Shareholder Fees and Operating Expenses**

Class R Shares (for the twelve months ended April 30, 2017)

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio	The Prudential Fund*	Pro Forma Prudential Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio	The Prudential Fund*	Pro Forma Prudential Fund After Reorganization
Management Fees	.70	N/A	.83
+ Distribution (12b-1) Fees	.75	N/A	.75
+ Other Expenses	.28	N/A	.26
= Total annual fund operating expenses	1.73	N/A	1.84
— Fee waiver and/or expense reimbursement (1)(2)(3)	(.25)	N/A	(.36)
= Net annual fund operating expenses	1.48	N/A	1.48

Class Q Shares (for the twelve months ended April 30, 2017)

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio	The Prudential Fund	Pro Forma Prudential Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio	The Prudential Fund	Pro Forma Prudential Fund After Reorganization
Management Fees	.70	.83	.83
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	.16	.59	.15
= Total annual fund operating expenses	.86	1.42	.98
— Fee waiver and/or expense reimbursement (2)(3)	None	(.58)	(.14)
= Net annual fund operating expenses	.86	.84	.84

Class Z Shares (for the twelve months ended April 30, 2017)***

Shareholder Fees (fees paid directly from your investment)

	The Target Portfolio	The Prudential Fund	Pro Forma Prudential Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	The Target Portfolio	The Prudential Fund	Pro Forma Prudential Fund After Reorganization
Management Fees	.70	.83	.83
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	.28	.65	.27
= Total annual fund operating expenses	.98	1.48	1.10
— Fee waiver and/or expense reimbursement (2)(3)	None	(.58)	(.20)
= Net annual fund operating expenses	.98	.90	.90

*The Prudential Fund does not offer Class R shares as of the date of this Proxy Statement/Prospectus.  Class R will begin operations prior to the Reorganization.

**Your broker may charge you a separate or additional fee for purchase and sale of shares.

***Effective April 13, 2017, the Target Portfolio redesignated its Class T shares as Class Z shares.

(1) The distributor of the Funds has contractually agreed through November 30, 2018 (Target Portfolio) and February 28, 2019 (Prudential Fund) to reduce its distribution and service (12b-1) fees for the Funds’ Class R shares to 0.50% of the average daily net assets of the Class R shares of the Funds. This waiver may not be terminated by the distributor prior to November 30, 2018 (Target Portfolio) and February 28, 2019 (Prudential Fund) without the approval of the respective Fund’s Board.

(2)  The Manager of the Prudential Fund has contractually agreed through February 29, 2020 to reimburse and/or waive fees so that the Fund’s net annual operating expenses of each class do not exceed 0.84% of the Fund’s average daily net assets (exclusive of distribution and service (12b-1) fees, transfer agency / sub-transfer agency fees and networking expenses, extraordinary expenses and certain other expenses, such as taxes, interest and brokerage commissions). This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Directors. Expenses waived/reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

(3) Upon the closing of the Reorganization, the Manager will also contractually waive and/or reimburse up to 0.06% of certain Other Expenses of the Combined Fund on an annualized basis for the period from the closing date of the Reorganization through February 29, 2020, to the extent that the Combined Fund’s total operating expenses (exclusive of taxes, interest, and certain extraordinary expenses) exceed 1.15% for the Class A shares, 1.90% for the Class C shares, 1.48% for the Class R shares, 0.90% for the Class Z shares and 0.84% for the Class Q shares of the Combined Fund’s average daily net assets on an annualized basis for such share classes as a result of the Reorganization. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Combined Fund’s Board of Directors. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Prudential Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. The Target Portfolio only offers Class Q, Class R and Class Z shares. The Prudential Fund currently does not offer Class R shares. As part of the Reorganization, the Prudential Fund will create Class R shares in order to accommodate Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class R Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$151	$521	$915	$2,020
The Prudential Fund*	—	—	—	—
Pro Forma Prudential Fund After Reorganization	$151	$508	$930	$2,107

Class Q Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$88	$274	$477	$1,061
The Prudential Fund	$86	$332	$663	$1,599
Pro Forma Prudential Fund After Reorganization	$86	$284	$514	$1,175

Class Z Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$100	$312	$542	$1,201
The Prudential Fund	$92	$351	$695	$1,666
Pro Forma Prudential Fund After Reorganization	$92	$309	$566	$1,303

*                                         The Prudential Fund does not offer Class R shares as of the date of this Proxy Statement/Prospectus, and the expenses above for the pro forma Prudential Fund after the Reorganization for the Class R shares are based on estimated expenses of the Prudential Fund during the current fiscal period.

No Redemption — Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class R Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$151	$521	$915	$2,020
The Prudential Fund*	—	—	—	—
Pro Forma Prudential Fund After Reorganization	$151	$508	$930	$2,107

Class Q Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$88	$274	$477	$1,061
The Prudential Fund	$86	$332	$663	$1,599
Pro Forma Prudential Fund After Reorganization	$86	$284	$514	$1,175

Class Z Shares	One Year	Three Years	Five Years	Ten Years
The Target Portfolio	$100	$312	$542	$1,201
The Prudential Fund	$92	$351	$695	$1,666
Pro Forma Prudential Fund After Reorganization	$92	$309	$566	$1,303

*                                         The Prudential Fund does not offer Class R shares as of the date of this Proxy Statement/Prospectus, and the expenses above for the pro forma Prudential Fund after the Reorganization for the Class R shares are based on estimated expenses of the Prudential Fund during the current fiscal period.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown (except that fee waivers or reimbursements, if any, are reflected only for the periods for which they are in effect). These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

The Target Portfolio (as of December 31, 2016)

Annual Total Returns % (Class Z shares)

1 The total return for Class Z shares for the year-to-date ended June 30, 2017 was 13.41%.
* Effective April 13, 2017, Class T shares were redesignated as Class Z shares.

Best Quarter:	Worst Quarter:
26.33%	-21.59%
2nd Quarter 2009	4th Quarter 2008

Average Annual Total Returns % (as of December 31, 2016)

	One Year	Five Years	Ten Years	Since Inception
Class Z Shares
Return Before Taxes	-0.33	5.81	0.96	N/A
Return After Taxes on Distributions	-0.85	5.25	0.23	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.24	4.58	0.86	N/A
Class R Shares
Return Before Taxes	-0.81	5.30	0.46	N/A
Class Q Shares
Return Before Taxes	-0.21	5.93	N/A	1.98 (3-1-11)

• After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deductions for fees, expenses or taxes)

	One Year	Five Years	Ten Years	Since Inception
MSCI EAFE ND Index	1.00	6.53	0.75	N/A
Lipper Average % (reflects no deductions for sales charges or taxes)
Lipper Customized Blend Funds Average*	1.45	5.97	0.56	N/A
Lipper International Multi-Cap Core Funds Average*	3.13	5.65	-0.29	N/A

* The Fund was compared to the Lipper Customized Blend Funds Performance Universe although Lipper classifies the Fund in the Lipper International Multi-Cap Core Funds Performance Universe. The Lipper Customized Blend Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

The Prudential Fund (as of December 31, 2016)

Annual Total Returns % (Class A shares)(1)

(1) These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. Without the contractual expense limitation and the distribution and service (12b-1) fee waiver, the annual returns would have been lower as well. The return for the year-to-date ended June 30, 2017 was 24.66%.

Best Quarter:	Worst Quarter:
12.20%	-12.51%
3rd Quarter 2013	3rd Quarter 2015

Average Annual Total Returns % (including sales charges) (as of December 31, 2016)

Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class C shares	-11.23	N/A	N/A	3.76 (6/5/12)
Class Q shares	-9.39	N/A	N/A	-9.96 (12/23/15)
Class Z shares	-9.53	N/A	N/A	4.77 (6/5/12)
Class A Shares % (including sales charges)
Return Before Taxes	-14.65	N/A	N/A	3.23 (6/5/12)
Return After Taxes on Distributions	-14.65	N/A	N/A	2.96 (6/5/12)
Return After Taxes on Distributions and Sale of Fund Shares	-8.29	N/A	N/A	2.45 (6/5/12)

• After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)

	One Year	Five Years	Ten Years	Since Inception
MSCI All Country World Index ex-US	4.50	N/A	N/A	6.16
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper International Multi-Cap Growth Funds Average	-1.23	N/A	N/A	6.44

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Strategies and Principal Risks of the Funds

This section describes the investment objectives and strategies of the Funds and the differences between them. For a complete description of the investment strategies and risks for the Prudential Fund, you should read the Prospectus (enclosed as Exhibit B) for the Prudential Fund, which is incorporated by reference into this Prospectus/Proxy Statement.  Additional information is included in the Prudential Fund’s SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives and strategies of the Funds are similar. The investment objective of the Target Portfolio is capital appreciation, while the investment objective of the Prudential Fund is to seek long-term growth of capital.

The Target Portfolio seeks to achieve its objective by investing at least 80% of investable assets in stocks of companies in a diverse array of foreign countries. For purposes of this policy, the Target Portfolio will invest in stocks of companies that are organized under the laws of a foreign country, companies that derive more than 50% of their revenues from activities in foreign countries, and companies that have at least 50% of their assets located abroad.  The Prudential Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets (identified by the Manager as countries classified by MSCI as emerging and frontier markets).  The Prudential Fund can invest without limit in foreign securities, typically will invest in a number of different countries, and may invest a significant portion of its assets in companies located in emerging markets.

Certain important differences in the Funds’ policies, such as the Prudential Fund’s ability to invest in exchange-traded funds, real estate investment trusts, and structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments, as part of its principal strategies, which are not principal investments of the Target Portfolio, are explained in more detail below.

The subadvisers to the Target Portfolio are LSV Asset Management (“LSV”) and Lazard Asset Management LLC (“Lazard”). The subadviser to the Prudential Fund is Jennison Associates LLC (“Jennison”), an affiliate of the investment manager of both Funds, PGIM Investments LLC (the “Manager” or “PGIM Investments”).  LSV and Lazard are not affiliated persons of the Manager.  The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval with respect to both Funds.  The Manager can enter into new subadvisory agreements with certain subadvisers that are affiliates of the Manager without shareholder approval with respect to the Prudential Fund.

Comparison of Investment Strategies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund’s subadviser(s). The principal investment policies and strategies of each Fund are similar, and are reflected in detail in the table below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.  Because the Target Portfolio is a series of the Trust and the Prudential Fund is a series of World Fund, and because the Funds were each launched at different times, there are some differences between the Funds with respect to investment policies and disclosure that appears in each of their prospectuses and SAIs.

	Target Portfolio	Prudential Fund
Investment Objective	Capital appreciation (fundamental).	Long-term growth of capital (non-fundamental).
Principal Investments/ Investment Strategy

The Target Portfolio seeks investments that will increase in value. To achieve this objective, the Target Portfolio purchases stocks of foreign companies. These companies may be based in developed as well as developing countries.

The Prudential Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of non-US companies located in various countries outside the US, including non-US issuers located in emerging markets (identified by the Manager as countries classified by MSCI as emerging and frontier markets).

Foreign Securities

The Target Portfolio normally invests at least 80% of its investable assets in stocks of companies in a diverse array of foreign countries.

For purposes of this policy, the Target Portfolio will invest in stocks of companies that are organized under the laws of a foreign country, companies that derive more than 50% of their revenues from activities in foreign countries, and companies that have at least 50% of their assets located abroad. The foreign securities held by the Target Portfolio normally will be denominated in foreign currencies, including the euro—a multinational currency unit.

The Prudential Fund can invest without limit in foreign securities, typically invests in a number of different countries, and may invest a significant portion of its assets in companies located in emerging markets.

Because the Prudential Fund may invest a large portion of its assets in a single country or region of the world, the Fund’s investments may be geographically concentrated relative to broad diversified indexes of international stocks.

Equity and Equity-related Securities	The Target Portfolio may invest in large-, mid- or small-capitalization companies.	The Prudential Fund may invest in securities of issuers of any market capitalization size. Equity

The Target Portfolio will invest at least 80% of its investable assets in common stocks.

The Target Portfolio’s investments in small capitalization stocks will generally be less than 10% of the Target Portfolio’s investable assets.

The Target Portfolio may invest in warrants and rights, convertible securities and preferred securities.

and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

Fixed-Income Obligations

The Target Portfolio may invest up to 20% of its investable assets in fixed-income obligations. The Target Portfolio may invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa or BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services, respectively). The Target Portfolio also may invest in high yield debt obligations that at the time of investment are rated below investment grade by a nationally recognized statistical rating organization (“junk bonds”) or that are unrated but judged to be of comparable quality by the subadviser. Junk bonds tend to offer higher yields, but also offer greater credit risks than higher-rated securities.

The Prudential Fund may invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa or BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services, respectively). The Prudential Fund may not invest in junk bonds.

Depositary Receipts

The Fund may invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates—usually issued by a bank or trust company—that represent an equity investment in a foreign company. ADRs and ADSs are issued by US banks and trust companies and are valued in US dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

The Fund may invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and similar securities.
Money Market Instruments	The Target Portfolio may invest up to 20% of investable assets normally in money market instruments, and up to 100% on temporary basis.	The Prudential Fund may invest up to 100% in money market instruments on temporary basis.
US Government Securities	The Fund may invest up to 100%, on a temporary basis, in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government.	The Prudential Fund may invest up to 100% of its assets in money market securities, including US Government securities, when taking a temporary defensive position.

The Target Portfolio will not invest more than 5% of net assets in custodial receipts of US Government securities.
Exchange Traded Funds (ETFs)	The Target Portfolio does not have a similar policy.

The Prudential Fund may invest in ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that generally hold a portfolio of common stocks or bonds designed to generally correspond to the price and yield performance of a specific securities index. The underlying portfolio may have a broad market, sector or international orientation. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock. Because ETFs (which are registered investment companies) are effectively portfolios of securities, the subadviser believes that the non-systemic risk (risk associated with certain issuers rather than the financial markets generally) associated with investments in ETFs is generally low relative to investments in securities of individual issuers.

The Prudential Fund expects to purchase and sell shares of ETFs on a national securities exchange through a broker-dealer. ETFs only issue or redeem shares that have been aggregated into large blocks (“Creation Units”) to authorized participants that have entered into agreements with the ETF’s distributor. ETFs generally issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the ETF specifies each day.

Short Sales (including short sales against-the-box)

The Target Portfolio may make short sales of securities, or maintain a short position if, when added together, no more than 25% of the value of the Target Portfolio’s net assets would be (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

The Prudential Fund may invest up to 25% of net assets in short sales. Short sales “against-the-box” are not subject to this limitation.
Municipal Securities	The Target Portfolio will not invest, under normal market conditions, more than 10% of net assets in municipal securities, including residual interest bonds.	The Prudential Fund does not have a similar policy.
REITs	The Target Portfolio may invest in REITs, but not as part of its principal investment strategy.	The Prudential Fund may invest in REITs as part of its principal investment strategy.
Initial Public Offerings	The Fund may participate in the initial public offering (IPO) market.	Although not a principal strategy, the Fund may invest in securities sold in IPOs.
Derivatives	The Target Portfolio usually invests less than 10% of investable assets in derivatives.	The Prudential Fund may invest up to 25% of net assets in derivatives.
Structured Securities	The Target Portfolio does not have a similar policy.	The Prudential Fund may invest, as part of its principal investment strategies, in structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments Such securities are generally privately negotiated financial instruments where the interest or value of the structured security is linked to equity securities or equity indices or other instruments or indices (reference instruments). These instruments may be used to access certain non-US markets, particularly emerging markets. They provide investors with economic exposure closely correlated with a direct holding in an individual stock, basket of stocks or equity indices in a single security. Issuers of structured securities include corporations and banks.
Structured securities differ from debt securities in several aspects. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference instrument. The terms of a structured security may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Prudential Fund. Receipt of the reference instrument is also, in certain circumstances exchanged upon maturity of the security. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Also, caps can be placed on the amount of appreciation with regard to the reference instrument.

Borrowings	The Target Portfolio may borrow up to 20% of its total assets.	The Prudential Fund may borrow up to 33 1/3% of total assets.
Illiquid Securities	The Target Portfolio may invest up to 15% of net assets in illiquid securities.	The Prudential Fund may invest up to 15% of net assets in illiquid securities.
Manager of Managers structure	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval.	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers and certain subadvisers that are affiliates of the Manager without shareholder approval.
Performance Benchmark	MSCI EAFE ND Index	MSCI All Country World Index ex-US

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.  The table below compares the principal risks of the Funds.

Principal Risks	Target Portfolio	Prudential Fund

Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

	Yes	Yes

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

	Yes	Yes

Equity Securities Risks. The price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

	Yes	Yes
Style Risk. The risk that the particular investment style followed by the Target Portfolio may be out of favor for a period of time.	Yes	The Prudential Fund is only subject to Growth Style Risk.

Growth Style Risk. The Fund’s growth style may subject the Prudential Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Prudential Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Prudential Fund may underperform the market in general, its benchmark and other mutual funds.

	No	Yes

Market Capitalization Risk. The Prudential Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

	Yes	Yes

Risks of Small and Medium Sized Companies. Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-cap companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Target Portfolio would like.

	Yes	Yes

Foreign Securities Risk.  Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Prudential Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls

	Yes	Yes

or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

	No	Yes

Currency Risk. The Prudential Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Prudential Fund’s investments in currencies, or in securities that trade in, and receive revenues related to currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

	No	Yes

Country Risk. Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks

	No	Yes

Geographic Concentration Risk. The Prudential Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Prudential Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

	No	Yes

Market Risk. Securities markets are volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

	Yes	Yes

Management Risk. The value of your investment may decrease if judgments by the subadviser(s) about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

	Yes	Yes

Liquidity Risk. The Prudential Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Prudential Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Prudential Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Prudential Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Prudential Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Prudential Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Prudential Fund’s value or prevent the Prudential Fund from being able to take advantage of other investment opportunities.

	No	Yes

Comparison of Other Strategies

Temporary Defensive Investments.  In response to adverse market, economic or political conditions, each Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits each Fund’s ability to achieve its investment objectives, but may help to preserve each Fund’s assets.

Investments in Affiliated Funds.  Each Fund may invest its assets in affiliated money market funds or open-end short-term bond funds. The affiliated funds are registered investment companies under the 1940 Act. Each Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow each Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in those asset classes, and will subject each Fund to the risks associated with the particular asset class. As a shareholder in the affiliated funds, each Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses. Thus, shareholders of each Fund are not paying management fees for the Fund as well as the affiliated funds. The investment results of the portions of each Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds.

Repurchase Agreements.  Each Fund may enter into repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. The Target Portfolio may enter into dollar rolls, in which the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase a substantially similar security at a future date.  Either strategy involves leverage and may magnify underlying investment gains or losses.

Derivatives Strategies.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying instruments, indexes or currencies. The Prudential Fund may engage in a variety of transactions using “derivatives,” such as futures, options, forwards and swaps. Other types of derivatives in which the Prudential Fund may invest include participation notes, low exercise price warrants or similar instruments. These instruments may be used to access non-US markets, particularly emerging markets. They provide investors with economic exposure closely correlated with a direct holding in an individual stock, basket of stocks or equity indices in a single security. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Prudential Fund will use derivatives both for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund’s investment objective). Although the Prudential Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

With respect to the Target Portfolio, the subadvisers may use various derivative strategies to try to improve the Target Portfolio’s returns. The subadvisers may also use hedging techniques to try to protect the Target Portfolio’s assets. The subadvisers cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Target Portfolio will not lose money. The use of derivatives—such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps—involves costs and can be volatile. With derivatives, the subadvisers try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. The subadvisers may use derivatives to try to reduce risk or to increase return consistent with the Target Portfolio’s overall investment objective. The subadvisers will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives used by the Target Portfolio may not match or offset the Target Portfolio’s underlying positions and this could result in losses to the Target Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Target Portfolio uses derivative strategies, the Target Portfolio designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Other Investments. In addition to the strategies and securities discussed above, each Fund may use other strategies or invest in other types of securities as described in its SAI. Each Fund might not use all of the strategies or invest in all of the types of securities as described in its respective Prospectus or SAI.

Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Fund, summarizes the differences between them and provides a brief discussion of the 1940 Act’s requirements with respect to such restrictions.

Fundamental Restriction	The Target Portfolio	The Prudential Fund	Differences and Brief Discussion
Borrowing

The Target Portfolio may not issue senior securities, borrow money or pledge its assets, except that the Target Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made)

The Prudential Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery

There are no material differences between the Funds’ restrictions. The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and to borrow up to 5% of the fund’s total assets from banks or other lenders for for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings.
For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.
In the event that the Target Portfolio’s asset coverage for borrowings falls below 300%, the Target Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to satisfy the 300% asset coverage requirement, as required by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the Investment Company Act Laws, Interpretations and Exemptions).

basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Prudential Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.
For purposes of this restriction under the 1940 Act, the Prudential Fund can borrow money from a bank provided that immediately after such borrowing (including reverse repurchase agreements to the extent it is a borrowing), there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Prudential Fund must, within three days (not including Sundays and holidays), reduce the amount of its borrowings to satisfy the 300% requirement.

temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Concentration

The Target Portfolio may not purchase any security (other than obligations of the US Government, its agencies and instrumentalities) if as a result 25% or more of the Target Portfolio’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

The Prudential Fund may not purchase any security if as a result 25% or more of the Prudential Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same group of industries, except for defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.

There are no material differences between the Funds’ restrictions. Neither Fund concentrates its assets in a single industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.

Underwriter

The Target Portfolio may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Prudential Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

There are no differences between the Funds’ restrictions. The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances.

Restricted Securities	The Target Portfolio may purchase restricted securities without limit.	The Prudential Fund does not have a similar policy.	The 1940 Act does not require funds to have a fundamental policy regarding purchases of restricted securities.
1940 Act diversification

The Target Portfolio may not purchase any security (other than obligations of the US Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by Section 5(b)(1) of the 1940 Act or any successor provision on the requirements applicable to diversified investment companies.
The Target Portfolio may not purchase more than 10% of all outstanding voting securities of any one issuer.

The Prudential Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act Laws, Interpretations and Exemptions.
For purposes of this restriction, the Fund will currently not purchase any security (other than obligations of the US Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s total assets, (i) more than 5% of the Fund’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Both Funds are classified as “diversified” funds under the 1940 Act. A “diversified” fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
The Target Portfolio’s restriction on purchasing more than 10% of the outstanding voting securities of any one issuer is more restrictive than the 1940 Act requirement, because it extends to 100% of the Target Portfolio’s total assets, rather than 75% of the Target Portfolio’s total assets.

Loans

The Target Portfolio may not make loans, except through (1) repurchase agreements and (2) loans of portfolio securities limited to 33 1/3% of the value of the Target Portfolio’s total assets. For purposes of this limitation on securities lending, the value of the Target Portfolio’s total assets includes the collateral received in the transactions.

The Prudential Fund may make loans, including loans of assets of the Prudential Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.
For purposes of this restriction, the Prudential Fund may currently lend up to 33 1/3% of the value of its total assets.

The Prudential Fund’s policy on making loans is less restrictive than that of the Target Portfolio, in that it exempts the acquisition of debt securities in general from what is considered the making of a loan, while the Target Portfolio’s fundamental investment restriction exempts only repurchase agreements and loans of portfolio securities from what is considered the making of a loan. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC and the SEC staff frequently treat repurchase agreements as loans.)
Margin purchases

The Target Portfolio may not purchase securities on margin (but the Target Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Target Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

The Prudential Fund does not have a fundamental policy regarding the purchase of securities on margin.

The 1940 Act does not require funds to have a fundamental policy on the purchase of securities on margin. The Target Portfolio’s fundamental restriction excepts the deposit or payment by the Target Portfolio of initial or variation margin in connection with options or futures contracts but does not except the payment of margin in connection with other portfolio transactions while the Prudential Fund has no such restrictions.

Real estate

The Target Portfolio may not buy or sell real estate or interests in real estate, except that the Target Portfolio may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

The Prudential Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Prudential Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Prudential Fund’s fundamental investment restriction on real estate is less restrictive than the Target Portfolio’s, in that it permits the Prudential Fund to exercise rights relating to real estate securities. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

Commodities	The Target Portfolio does not have a fundamental policy on investing in physical commodities.

The Prudential Fund may not buy or sell physical commodities or contracts involving physical commodities. The Prudential Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Prudential Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Prudential Fund’s ownership of instruments supported or secured thereby until

While the Target Portfolio does not have a fundamental policy on commodities, as a practical matter its practices are similar to those of the Prudential Fund in that it does not invest in physical commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

they can be liquidated in an orderly manner.
Short sales

The Target Portfolio may not make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Target Portfolio’s net assets would be (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

The Prudential Fund does not have a similar fundamental investment restriction, but it does have a non-fundamental investment policy under which it may invest up to 25% of its net assets (including short sales “against the box”) in short sales.

While the Prudential Fund does not have a fundamental policy on short sales, as a practical matter its ability to engage in short sales is essentially similar to that of the Target Portfolio’s. The 1940 Act does not require funds to have a fundamental policy on short sales.

Investments for control or management	The Target Portfolio may not make investments for the purpose of exercising control or management.	The Prudential Fund does not have a similar policy.	The 1940 Act does not require funds to have a fundamental policy on investing for purposes of control or management.

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. As a non-fundamental operating policy, the Target Portfolio may not invest in the securities of other investment companies, except that subject to certain restrictions, the Target Portfolio may purchase securities of other investment companies in the open market involving customary brokerage commissions.

As a non-fundamental policy, the Prudential Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more affiliated Prudential mutual funds may invest.

From time to time, the Target Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Target Portfolio, and the acquisition is determined to be beneficial to the Target Portfolio’s shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under the investment restrictions above or any percentage investment limitation of the 1940 Act or rules thereunder, if the Target Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Target Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Target Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in “qualified publicly traded partnerships” (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, US Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Comparison of Organizational Structures

Description of Shares and Organizational Structure

We have summarized below certain rights of shareholders of each of the Target Portfolio and the Prudential Fund to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the governing documents of the Trust and the World Fund for more complete information.

The Target Portfolio

The Target Portfolio is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust. The Target Portfolio operates pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws and is governed by a Board of Trustees (the “Board” or the “Trustees”).

The shareholders of the Target Portfolio are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of the Target Portfolio are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes. Pursuant to the 1940 Act, shareholders of the Target Portfolio must approve changes in certain investment policies of the Fund. In accordance with the Trust’s Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Target Portfolio is entitled to its portion of all of its assets after all debts and expenses have been paid.  The Trust’s shares do not have cumulative voting rights for the election of Trustees.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders holding at least 10% of the outstanding shares entitled to vote for the purpose of voting on the removal of one or more Trustees. The Trust will render assistance to those shareholders who call such a meeting.

The Prudential Fund

The Prudential Fund is a series of World Fund, an open-end management investment company organized as a Maryland corporation.  The Prudential Fund operates pursuant to its charter  (the “Charter”) and Bylaws and is governed by a Board of Directors (the “Board” or the “Directors”).

World Fund is authorized to issue 4.2 billion shares of common stock, $0.01 per share, which are currently divided into six portfolios or series, including the Prudential Fund.  Each series of World Fund includes more than one class of shares.  Each class of shares represents an interest in the same assets of each Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Q and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to such class and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares of the Prudential QMA International Equity Fund have a conversion feature and (5) Class Q shares and Class Z shares are offered exclusively for sale to a limited group of investors.   As part of the Reorganization, Class R shares will be classified and launched for the Prudential Fund in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

Pursuant to the Charter, the Board may authorize the creation of additional series or classes of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as the Board may set. All consideration received by the World Fund for shares of any additional series or classes, and all assets in which such consideration is invested, belongs to that series (subject only to the rights of creditors of that series) and is subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Board has no intention of authorizing additional series at the present time.

Pursuant to the Charter and the Bylaws, the Board may alter the number of Directors then serving on the Board and a majority of the Directors then serving on the Board, whether or not a quorum, may fill any vacancy on the Board \, provided that always at least a majority of the Directors have been elected by the shareholders of World Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

Shareholder Meetings

Place of Meeting. The Trust and World Fund may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 days prior to the applicable meeting of shareholders.  For the World Fund, notice of any meeting of shareholders must be given at least 10 days prior to the date of such meeting.

Annual Meetings. The Trust and World Fund are not required to hold annual meetings of their shareholders in any year in which the election of Trustees is not required to be acted upon under the 1940 Act.

Quorum. For the Trust the presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast of the meeting, as required by federal law, including the 1940 Act, shall constitute a quorum. For World Fund in general, the presence, in person or by proxy, of the holders of shares entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum.

Adjournments. The Target Portfolio can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting.  Whether or not a quorum is present, a meeting of the Prudential Fund’s shareholders may, without further notice, be adjourned by the chairman of the meeting from time to time to a date not more than 120 days after the original record date for the meeting without notice other than an announcement at the meeting.

Amendments of Declaration of Trust/Articles of Incorporation

The Trust’s Board is entitled to amend the Declaration of Trust without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendments to World Fund’s Articles generally require the approval of World Fund’s Board and at least a majority of the votes entitled to be cast by shareholders. However, the Board may amend the charter to change the name of World Fund, or change the designation or par value of shares, without shareholder approval. Under Maryland law and the Charter, a majority of World Fund’s entire Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares, without shareholder approval.

Amendment of By-Laws

The Trust’s By-Laws can be amended by vote of the shareholders holding the majority of the outstanding shares entitled to vote or of the Board without shareholder vote; provided, however, that no By-Law may be altered, amended, adopted or repealed by the Board without shareholder vote if such alteration, amendment, adoption or repeal is required by the 1940 Act to be submitted to a vote of shareholders.

World Fund’s Bylaws can be amended by the affirmative vote of a majority of all votes entitled to be cast by the shareholders or by the affirmative vote of not less than two-thirds of the Board.

Board of Trustees/Directors

Number of Members. As for the Trust, the number of Trustees shall be at least one (1) and as shall be determined from time to time under the Declaration of Trust. For World Fund, the number of Directors shall be any number from three to 20, inclusive.

Removal of Board Members. The Board of the Trust may remove any of its Trustees with or without cause at any time by an instrument signed by at least two-thirds of the number of its Trustees prior to such removal.  With regard to World Fund, any Director may be removed with or without cause at any meeting of shareholders.

Board Vacancies. A vacancy on the Board of the Trust may be filled by a majority of its Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders’ meeting for the election of Trustees.

A vacancy on World Fund’s Board may be filled by a majority of the remaining members of the Board, even if the remaining Directors do not constitute a quorum.

Limitation on Liability of Trustees/Directors and Officers. The Trust’s Declaration of Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee, and shall be liable to the Trust and its shareholders solely for such Trustee’s own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust.

Maryland law provides that the charter of a Maryland corporation may limit the liability of its directors and officers to the corporation or its shareholders for monetary damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action; provided that no director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The World Fund’s Articles do not include such a provision, but it could be amended to include one.

Indemnification of Trustee/Director, Officers, Employees and Agents. The Trust’s By-Laws provide that the Trust shall indemnify its agents to the fullest extent permitted by law and the Trust’s By-Laws provide that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties (“disabling conduct”), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one’s office.

World Fund’s Bylaws provide for indemnification of directors and officers to the fullest extent required or permitted by law (as limited by the 1940 Act).  The Bylaws also permit World Fund to indemnify employees and agents to the extent authorized by World Fund’s Board, charter, or Bylaws and as permitted by law.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses.

Liability of Shareholders

The Trust’s Declaration of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of the Trust of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability. World Fund’s Charter does not contain equivalent language.  However, under Maryland law, shareholders are generally not liable for a corporation’s debts or obligations.

Termination and Dissolution

The Trust may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Any vote of shareholders authorizing dissolution of World Fund requires the approval of the holders of a majority of the outstanding shares of all classes. However, under Maryland law, World Fund may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances.

Management of the Funds

Under investment management agreements with each of the Trust, on behalf of the Target Portfolio (the “Target Portfolio Management Agreement”), and World Fund, on behalf of the Prudential Fund (the “Prudential Fund Management Agreement,” and together with the Target Portfolio Management Agreement, the “Management Agreements” and each, a “Management Agreement”), PGIM Investments LLC (the “Manager” or “PGIM Investments”), located at 655 Broad Street, Newark, New Jersey 07102, manages each Fund’s investment operations and administers its business affairs and is responsible for supervising LSV and Lazard, as subadvisers to the Target Portfolio, and Jennison, as subadviser to the Prudential Fund.

Pursuant to the Management Agreements, PGIM Investments, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the respective Board with respect to the retention of investment subadviser(s) and the renewal of contracts. The Manager also administers the Funds’ corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ respective custodian and transfer agent. The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreements and PGIM Investments is free to, and does, render management services to others.

PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. PGIM Investments is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of March 31, 2017, PGIM Investments had total assets under management of approximately $261.1 billion.

Subadvisers and Portfolio Managers.

The Target Portfolio

LSV and Lazard are the subadvisers to the Target Portfolio.

LSV was formed in 1994 and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2016, LSV had approximately $97.04 billion in assets under management. LSV’s address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

Portfolio Managers — LSV

Josef Lakonishok, Menno Vermuelen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA, co-manage the portion of the Fund advised by LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 37 years of investment and research experience. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 23 years of investment experience. Mr. Mansharamani has served as a Senior Quantitative Analyst of LSV since 2000, and a Portfolio Manager and Partner since 2006. He has more than 16 years of investment experience. Mr. Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 10 years of investment experience. Mr. G. Lakonishok has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 16 years of investment experience.

Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd, is known for its global perspective on investing and decades of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, they offer investors an array of equity, fixed income, and alternative investment solutions from their network of offices throughout the world. As of December 31, 2016, Lazard had over $178.954 billion in assets under management. Lazard’s address is 30 Rockefeller Plaza, New York, New York 10112-6300.

Portfolio Managers — Lazard

Michael G. Fry is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various global and international equity teams. He began working in the investment field in 1981. Prior to joining Lazard in 2005, Michael was Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities with UBS Global Asset Management, and was also previously with Armstrong Jones Fund Management, Schroder Investment Management, and Price Waterhouse in Australia. He has a BE from Flinders University, Australia. Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Michael Bennett is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international and global equity teams. He also coordinates the activities of Lazard Asset Management’s Investment Council. Michael began working in the investment field in 1986. Prior to joining Lazard in 1992, Michael was with GE Investment Corporation, Keith Lippert Associates and became a CPA while at Arthur Andersen. He has an MBA from University of Chicago and a BS in Accounting from New York University.

Kevin Matthews is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on the International Equity and International Equity Select teams. Prior to joining the investment teams, he was a Research Analyst with a background in financials, automotive, aerospace, and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Kevin has a BA in Politics and Philosophy from St. Chad’s College, Durham University.

Michael Powers is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various International and Global Equity teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.

John Reinsberg is Deputy Chairman of Lazard Asset Management responsible for oversight of the firm’s international and global strategies. He is also a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, John was Executive Vice President with General Electric Investment Corporation and a Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John has an MBA from Columbia University and a BA from the University of Pennsylvania. He is a member of the University of Pennsylvania School of Arts and Sciences Board of Overseers, the University of Pennsylvania Huntsman Program Advisory Board, the Board of Directors of the Alliance for Cancer Gene Therapy, and a trustee of the NPR Foundation, as well as a member of the Board of Directors of the US Institute (Institutional Investor).

The Prudential Fund

Jennison is the Prudential Fund’s investment subadviser. Its address is 466 Lexington Avenue, New York, New York 10017. PGIM Investments has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of June 30, 2017, Jennison managed in excess of $166 billion in assets. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment adviser founded in 1969.

Portfolio Managers

Mark B. Baribeau, CFA, and Thomas F. Davis are the portfolio managers of the Fund.

Mark B. Baribeau, CFA, is a Managing Director, Head of Global Equity and Global Equity Portfolio Manager of Jennison, which he joined in April 2011.  Mr. Baribeau was previously with Loomis, Sayles & Company for over 21 years, where he was lead portfolio manager for the Global Equity Opportunities strategy beginning in 2005.  In addition, he managed large cap growth portfolios from 1992 to 2010, serving as lead-manager from 1999 to 2010. Prior to his tenure at Loomis, Sayles & Company, Mr. Baribeau was an economist at John Hancock Financial Services. He received a BA in economics from the University of Vermont and an MA from the University of Maryland.  Mr. Baribeau has a CFA designation and is a member of the Boston Security Analysts Society and the National Association of Business Economists.

Thomas F. Davis is a Managing Director and Global Equity Portfolio Manager of Jennison, which he joined in April 2011. Mr. Davis was previously with Loomis, Sayles & Company for 11 years, most recently as a co-portfolio manager of global equity portfolios. He began his tenure at Loomis, Sayles & Company as a research analyst covering domestic insurance companies, securities brokers, exchanges, asset managers and government-sponsored enterprises and as a portfolio manager for a financial sector strategy.  Prior to Loomis, Sayles & Company, Mr. Davis was a global equity research analyst at Putnam Investments, covering insurance companies, Asian property developers and REITs.  Mr. Davis received a BA in Economics from Dartmouth College and an MBA from Duke University.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals.  Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Investment Management Fees

Each Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or a Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days’, nor less than 30 days’, written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PGIM Investments for each Fund, as well as the investment management fees paid by each Fund to PGIM Investments for the past fiscal periods, are set forth below.

The Target Portfolio

Management Fee Rate: 0.70%

Management Fees Paid by the Fund*	2016	2015	2014	2013
	$3,170,785	$3,598,555	$2,428,341	$2,661,225

* During 2014, the Fund changed its fiscal year-end from October 31 to July 31.  The figures shown above are for the fiscal years ended July 31, 2016 and 2015, the fiscal period from November 1, 2013 through July 31, 2014, and the fiscal year ended October 31, 2013.

The Prudential Fund

Management Fee Rate: Prior to October 1, 2015:  0.90% of average daily net assets.

Effective October 1, 2015:  0.825% on average daily net assets up to and including $1 billion; 0.80% on average daily net assets exceeding $1 billion.

Management Fees Paid by the Fund	2016	2015	2014
	$132,729	$413,231	$286,920

If shareholders of the Target Portfolio approve the Plan, upon implementation of the Reorganization, shareholders will be subject to a higher management fee, although shareholders’ net expenses are not expected to increase as a result of the implementation of the Reorganization due to PGIM Investments’ agreements to waive and/or reimburse certain fees as follows:

•                  PGIM Investments has contractually agreed to limit net annual operating expenses of the Prudential Fund (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, fees and expenses of underlying funds, brokerage, extraordinary expenses and certain other expenses, such as dividend, broker charges and interest expense on short sales) of each class of shares to 0.84% of the Prudential Fund’s average daily net assets; and

•                  Upon the closing of the Reorganization, PGIM Investments will also contractually waive and/or reimburse up to 0.06% of certain Other Expenses of the Combined Fund on an annualized basis for the period from the closing date of the Reorganization through February 29, 2020, to the extent that the Combined Fund’s total operating expenses (exclusive of taxes, interest, and certain extraordinary expenses) exceed 1.15% for the Class A shares, 1.90% for the Class C shares, 1.48% for the Class R shares, 0.90% for the Class Z shares and 0.84% for the Class Q shares of the Combined Fund’s average daily net assets on an annualized basis for such share classes as a result of the Reorganization.

These contractual waivers may not be terminated prior to February 29, 2020 without the approval of the Combined Fund’s Board of Directors. If such waivers and/or reimbursements are not continued after February 29, 2020, your net expenses may increase as a result of the implementation of the Reorganization.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. Each of the Trust and World Fund have adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Q and Class Z shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the Prudential Fund’s average daily net assets attributable to Class A shares

Class C	1.00% of the Prudential Fund’s average daily net assets attributable to Class C shares

Class R	0.75% of each Fund’s average daily net assets attributable to Class R shares

Class Q	None

Class Z	None

•  PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of average daily net assets of the Prudential Fund through February 28, 2019.

• PIMS has contractually agreed to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of average daily net assets of the Target Portfolio through November 30, 2018 and for the Prudential Fund through February 28, 2019.

•  Class Q and Class Z shares are not subject to any distribution or service fees.

•  The Target Portfolio only offers Class Z, Class Q and Class R shares; the Prudential Fund does not currently offer Class R shares. As part of the Reorganization, Class R shares will be classified and launched for the Prudential Fund in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class Z of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class Z shares of the Prudential Fund; (ii) each whole and fractional share of Class R of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class R shares of the Prudential Fund; and (iii) each whole and fractional share of Class Q of the Target Portfolio will be exchanged for whole or fractional shares of equal dollar value of Class Q shares of the Prudential Fund. As part of the Reorganization, Class R shares will be classified and launched for the Prudential Fund in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

The price an investor pays for a Fund share is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100). NAV is calculated separately for each class.

Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, the Fund will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute the NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund’s portfolio securities do not materially affect NAV. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Funds’ respective Boards, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and US Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Options on securities and securities indexes that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price.  Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days.  On the sixth business day, such options may be valued at zero in the absence of trading, when such options are “out of the money” by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date.  If this methodology is determined to not be representative of the market value for the options, they will be fair valued.

Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-US securities in a non-US currency are converted to US dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Funds’ respective Boards.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other Prudential mutual funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund’s NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Fund’s daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.  In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting.  Also, the Board receives, on an interim basis, reports of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Fund uses a service provided by a pricing vendor to fair value non-US Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of non-US Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.

Generally, we will value the Fund’s futures contracts at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period.  If this occurs, the shareholder’s account will be subject to a 60-day warning period.  If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days.  The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, transactions by affiliated Prudential mutual funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of the Prudential Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (“CDSC”). Class C shares of the Prudential Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. As applicable, the Funds’ Class R, Class Q and Class Z shares are sold at NAV without an initial sales charge.  The Prudential Fund currently does not offer Class R shares and the Target Portfolio only offers Class Z, Class R and Class Q shares. As part of the Reorganization, Class R shares will be created for the Prudential Fund in order to accommodate Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

If the Plan is approved by shareholders, Class R shares of the Prudential Fund will be offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement and (iii) former Class R shareholders of the Target Portfolio. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

Class Q shares are offered for sale to certain group retirement plans, institutional investors and certain other investors. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Q shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Q shares. Various institutional investors may purchase Class Q shares, including, but not limited to, corporations, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments and other institutional investors who meet requirements as detailed below.  The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients.  The Fund or the Distributor may lower, waive or otherwise modify the minimum initial investment for certain categories of investors at their discretion.  Institutional investors are responsible for indicating their eligibility to purchase Class Q shares at the time of purchase.

Other Types of Investors.  Class Q shares may also be purchased by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option), and Prudential funds, including Prudential funds-of-funds. Class Q shares may only be offered by financial intermediaries who have an agreement with the Distributor or its affiliates to offer such shares. Class Q shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries.

Class Z shares are offered for sale to certain group retirement plans, institutional investors and certain other investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors generally is $5 million; however, such minimum initial investment may be modified for certain financial firms that submit orders on behalf of their clients. A Fund or the Distributor may lower, waive, or otherwise modify the minimum initial investment for certain categories of investors at their discretion.  Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund’s Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by financial intermediaries who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

•                                Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; or

•                                Mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Financial intermediaries sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Z shares.  If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

•                                Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

•                                Current and former Directors/Trustees of mutual funds managed by PGIM Investments or any other affiliate of Prudential;

•                                Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund;

•                                Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option);

•                                Prudential funds, including Prudential funds-of-funds;

•                                Qualified state tuition programs (529 plans); and

•                                Investors working with fee-based consultants for investment selection and allocations.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to each Fund’s Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class in certain other PGIM Investments mutual funds—including those of the Trust, World Fund and Prudential Government Money Market Fund, Inc. (a money market fund)—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Prudential Fund for Class A shares of other funds in the PGIM Investments mutual fund family, but you can’t exchange Class A shares for a different share class of another fund.  Class R, Class Z and Class Q shares of the Target Portfolio may be exchanged without payment of any exchange fee for Class R, Class Z or

Class Q shares, respectively, of another PGIM Investments Fund at their respective net asset values.  If you wish to use the exchange privilege for the Target Portfolio, contact your registered representative.

There is no sales charge for exchanges.  However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC.  At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class C shares into Prudential Government Money Market Fund, Inc., the time you hold the Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.

For investors in certain programs sponsored by financial intermediaries who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Prudential Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.  This privilege is not available to the Target Portfolio.

Tax Information

Each Fund’s dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	Prudential Fund	Target Portfolio
Dividends	Annually	Annually
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

* Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Target Portfolio, including the preparation of certain documents. The Target Portfolio will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the “closing date.” The closing date for the Reorganization is expected to occur in the fourth quarter of 2017, if shareholders approve the Reorganization at the meeting. If the meeting is adjourned, the closing date may change. If shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place and the Board of the Target Portfolio will consider alternative courses of action, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Trust will deliver to the Prudential Fund all of the Target Portfolio’s assets and the Prudential Fund will assume all of the liabilities of the Target Portfolio on the closing date. World Fund will issue to the Target Portfolio shares of the Prudential Fund of a value equal to the dollar value of the net assets delivered to the Prudential Fund by the Target Portfolio. The Target Portfolio will then distribute to its shareholders of record as of the close of business on the closing date the Prudential Fund shares in the equivalent value and of the equivalent class as such shareholder holds in the Target Portfolio. The Prudential Fund currently does not offer Class R shares.  As part of the Reorganization, Class R shares will be classified and launched for the Prudential Fund in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund. The Target Portfolio will subsequently terminate and dissolve and the Prudential Fund will be the surviving fund. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Target Portfolio may amend the Plan without shareholder approval. The Target Portfolio may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. PGIM Investments and/or its affiliates will pay such expenses which are estimated to be approximately $375,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Proxy Statements	$182,000
Solicitation Expenses	$90,000
Legal Expenses	$85,000
Audit Fees	$18,000
Total Estimated Reorganization Expenses	$375,000

If the Reorganization is approved, it is anticipated that a substantial portion of the portfolio securities of the Target Portfolio will be disposed of and the Target Portfolio repositioned prior to the Reorganization. Transaction costs associated with repositioning the Target Portfolio’s portfolio in connection with the Reorganization will be borne by the Target Portfolio before the Reorganization and are estimated to be $605,000.  The Manager may utilize a transition manager to assist in the transition of the Target Portfolio prior to the Reorganization. The Manager does not expect the engagement of a transition manager to result in any additional expenses for the Target Portfolio.

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund’s obligation to complete the Reorganization that the Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•                  The acquisition by the Prudential Fund of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio, followed by the distribution of the Prudential Fund shares received by the Target Portfolio pro rata to its shareholders, will constitute a

“reorganization” within the meaning of Section 368(a) of the Code, and the Prudential Fund and the Target Portfolio each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•                  No gain or loss will be recognized by the Target Portfolio upon the transfer of its assets to the Prudential Fund in exchange solely for voting shares of the Prudential Fund and the assumption by the Prudential Fund of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss will be recognized by the Target Portfolio on the distribution of such shares to the shareholders of that Fund in liquidation of the Target Portfolio except for certain adjustments that may be required to be made solely as a result of the close of the Target Portfolio’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Portfolio;

•                  No gain or loss will be recognized by the Prudential Fund upon the acquisition of the assets of the Target Portfolio in exchange solely for voting shares of the Prudential Fund and the assumption of the liabilities, if any, of the Target Portfolio;

•                  The shareholders of the Target Portfolio will not recognize gain or loss upon the exchange of all of their shares of the Target Portfolio solely for shares of the Prudential Fund, as described in this Prospectus/Proxy Statement and the Plan;

•                  The Prudential Fund’s tax basis for the assets acquired from the Target Portfolio will be the same as the tax basis of such assets in the hands of the Target Portfolio immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Target Portfolio’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Portfolio, and the holding period of such assets acquired by the Prudential Fund will include the holding period of such assets when held by the Target Portfolio (except to the extent that the investment activities of the Prudential Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Target Portfolio’s taxable year or on which gain was recognized on the transfer to the Prudential Fund);

•                  The Target Portfolio shareholders’ tax basis for the shares of the Prudential Fund received by them pursuant to the reorganization will be equal, in the aggregate, to their tax basis in the Target Portfolio shares exchanged therefor;

•                  The holding period of the Prudential Fund shares received by the shareholders of the Target Portfolio will include the holding period of the Target Portfolio shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange; and

•                  The Prudential Fund will succeed to and take into account certain tax attributes of the Target Portfolio, such as earnings and profits.

An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Target Portfolio to the Prudential Fund followed by a taxable liquidation of the Target Portfolio, and the shareholders of the Target Portfolio would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Target Portfolio and the fair market value of the shares of the Prudential Fund receive in exchange therefor.

The Prudential Fund had a remaining capital loss carryover as of June 26, 2017 of approximately $4.2 million. No amount of the Prudential Fund’s capital loss carryover (which is not subject to expiration) will be permanently lost but will become subject to an annual ceiling which may delay its full use against future realized gains. Given the current plan to transition the Target Portfolio prior to the Reorganization, it is expected that the remaining capital loss carryover of the Target Portfolio as of June 26, 2017 of approximately $6.8 million will be fully utilized prior to the Reorganization, helping to offset the impact of the capital gains.  The capital loss carryover of the Prudential Fund will not be impacted to the extent the Target Portfolio’s assets are sold prior to the Reorganization.

If shareholders of the Target Portfolio approve the Reorganization, the Manager expects that most of the Target Portfolio’s assets would not become long term holdings of the Prudential Fund. If all of the Target Portfolio’s portfolio had been sold as of June 26, 2017, the Target Portfolio would have realized capital gains of approximately $1.79 per share, approximately 13% of the net asset value of the Fund. These estimates include the full utilization of the existing $6.8 million capital loss carryover.  Additionally, the Manager believes that Target Portfolio shareholders are primarily in non-taxable accounts that are not impacted by any of the realized capital gains.  The net realized gains in excess of the prior year capital loss carryforward would be distributed to shareholders of the Target Portfolio prior to the Reorganization. In a tax-free reorganization, the Prudential Fund generally succeeds to capital loss carryforwards of the Target Portfolio on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the Prudential Fund to utilize its own capital loss carryforward and that of the Target Portfolio after the transfer date pursuant to Sections 381 through 384 of the Code. Additional rules may further limit the utilization of the capital loss carryforwards.

Shareholders of the Target Portfolio should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the US federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of World Fund Shares

World Fund is organized under the laws of the State of Maryland. World Fund presently consists of five portfolios or series in addition to the Prudential Fund: Prudential Emerging Markets Debt Local Currency Fund, Prudential QMA International Equity Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison Global Infrastructure Fund and Prudential Jennison Emerging Markets Equity Fund. World Fund is authorized to issue 4.2 billion shares of common stock, $0.01 par value per share, currently divided into six series with up to five classes, designated Class A, Class C, Class Q, Class T and Class Z shares (Prudential QMA International Equity Fund also offers Class B shares). Details are set forth above under “Comparison of Organizational Structure — Description of Shares and Organizational Structure — the Prudential Fund.”

Each class of shares represents an interest in the same assets of each Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Q and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Q shares and Class Z shares are offered exclusively for sale to a limited group of investors.   As part of the Reorganization, the Prudential Fund will classify shares of common stock as Class R shares in order to accommodate Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund.

Pursuant to the Articles and Maryland law, the Board may authorize the creation of additional series and classes of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as the Board may determine. All consideration received by the World Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

The shares of the Prudential Fund that will be distributed to shareholders of the Target Portfolio will have the same legal characteristics as the shares of the Target Portfolio with respect to such matters as assessability, conversion rights, and transferability

Capitalization

The following table sets forth, as of June 26, 2017, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Prudential Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Prudential Fund is likely to be different when the Plan is consummated.

Class A(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$63,115,619	—	$63,115,619
Total shares outstanding	N/A	3,414,386	—	3,414,386
Net asset value per share	N/A	$18.49	—	$18.49

Class C(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments	Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	N/A	$59,089,410	—	$59,089,410
Total shares outstanding	N/A	3,327,831	—	3,327,831
Net asset value per share	N/A	$17.76	—	$17.76

Class Q(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	63,965	$19,165,447	—		$19,229,412
Total shares outstanding	4,683	1,021,104	(1,275	)(c)	1,024,512
Net asset value per share	13.66	$18.77	—		$18.77

Class R(b)	The Target Portfolio	The Prudential Fund		Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	$335,469,214	$	N/A	—		$335,469,214
Total shares outstanding	24,630,632	N/A		(6,487,358	)(c)	18,143,274
Net asset value per share	$13.62	$	N/A	—		$18.49

Class Z(a)	The Target Portfolio	The Prudential Fund	Pro Forma Adjustments		Pro Forma Prudential Fund After Reorganization (unaudited)
Net assets	$43,033,652	$219,510,168	—		$262,543,820
Total shares outstanding	3,150,341	11,723,502	(851,535	)(c)	14,022,308
Net asset value per share	$13.66	$18.72	—		$18.72

(a)                       As of the date of this Proxy Statement/Prospectus, the Target Portfolio only offers Class R, Class Q and Class Z shares.

(b)                       As of the date of this Proxy Statement/Prospectus, the Prudential Fund does not offer Class R shares. As part of the Reorganization, Class R shares will be created for the Prudential Fund in order to accommodate the Class R shareholders of the Target Portfolio who will become shareholders of the Prudential Fund. It is intended that the Class A net asset value of the Prudential Fund will be utilized in determining the Class R shares initial net asset value per share and conversion ratio.

(c)                        Reflects the change in shares of the Target Portfolio upon conversion into the Prudential Fund. Shareholders of the Target Portfolio would become shareholders of the Prudential Fund, receiving shares of the Prudential Fund equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Target Portfolio on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were [                 ] shares of the Target Portfolio issued and outstanding.

The presence in person or by proxy of the holders of one-third of all the votes of the Target Portfolio entitled to be voted at the Meeting is required to constitute a quorum of the Target Portfolio at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a 1940 Majority is necessary to approve the Plan. Each shareholder of the Target Portfolio will be entitled to one vote for each full share and a fractional vote for each fractional share of the Target Portfolio held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the Target Portfolio’s shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” The Target Portfolio will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority of the Target Portfolio outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the Target Portfolio, the Target Portfolio may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Target Portfolio would only take such actions if the Target Portfolio believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the Target Portfolio generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Target Portfolio at 655 Broad Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Target Portfolio. In addition, the Target Portfolio has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Target Portfolio has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $90,000. PGIM Investments and/or its affiliates will pay the costs of the Reorganization, which are approximately $375,000.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund’s most recent fiscal year end.

Target Portfolio’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities *

Set forth below is information about other accounts managed by each portfolio manager and ownership of Target Portfolio securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Target Portfolio beneficially owned by the portfolio manager.

Target Portfolio

Information About Other Accounts Managed by the Portfolio Managers

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	33/$16,441,569,210	53/$18,145,006,539 8/$606,314,448	435/$57,389,677,928 42/$9,623,836,214	None
	Menno Vermuelen, CFA	33/$16,441,569,210	53/$18,145,006,539 8/$606,314,448	435/$57,389,677,928 42/$9,623,836,214	None
	Puneet Mansharamani, CFA	33/$16,441,569,210	53/$18,145,006,539 8/$606,314,448	435/$57,389,677,928 42/$9,623,836,214	None
	Greg Sleight	33/$16,441,569,210	53/$18,145,006,539 8/$8,606,314,448	435/$57,389,677,928 42/$9,623,836,214	None
	Guy Lakonishok, CFA	33/$16,441,569,210	53/$18,145,006,539 8/$8,606,314,448	435/$57,389,677,928 42/$9,623,836,214	None
Lazard Asset Management LLC	Michael G. Fry	9/$6,781,035,990 1/$3,045,570,741	9/$2,036,792,936	166/14,010,387,062 1/$91,749,108	None
	Michael A. Bennett	12/$14,603,330,410 1/$3,045,570,741	12/$2,575,646,005	210/$20,309,550,928 1/$91,749,108	None
	Kevin J. Matthews	9/$6,781,035,930 1/$3,045,570,741	9/$2,036,792,936	166/$14,010,387,062 1/$91,749,108	None
	Michael Powers	9/$6,781,035,930 1/$3,045,570,741	9/$2,036,792,936	166/$14,010,387,062 1/$91,749,108	None
	John R. Reinsberg	11/$11,553,593,252	14/$1,934,175,124	81/$13,228,760,587 2/$388,948,248	None

Target Portfolio: Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest.

Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

LSV Asset Management (LSV)

PORTFOLIO MANAGER COMPENSATION. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

POTENTIAL CONFLICTS. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. In some cases, LSV has entered into individualized performance-fee arrangements with clients. Performance-based arrangements, and accounts in which employees may be invested, could create an incentive to favor those accounts over other accounts in the allocation of investment opportunities. LSV has policies and procedures, including brokerage and trade allocation policies and procedures, to monitor for these potential conflicts and to ensure that investment opportunities are fairly allocated to all clients.

Lazard Asset Management LLC

COMPENSATION. Lazard Asset Management LLC (Lazard) portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Fund’s strategies.  Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.  Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates.  Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account.  Various factors are considered in the determination of a portfolio manager’s compensation.  All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time.  Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors:  (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers.  The variable bonus for the Fund’s portfolio management team in respect of its management of the Fund is determined by reference to corresponding indices.  The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.  A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Funds, in shares that vest in two to three years.  Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

CONFLICTS OF INTEREST. As an investment adviser, Lazard serves as a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors.

In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Please see Lazard Asset Management’s Form ADV Part 2A, which is available on the SEC website, for a more detailed description of Lazard’s business relationships.

Prudential Fund’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Prudential Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Prudential Fund

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies (in thousands) (a)	Other Pooled Investment Vehicles (in thousands) (a)	Other Accounts (in thousands) (a)	Ownership of Fund Securities
Jennison Associates LLC	Mark Baribeau	4/$1,076,073	4/$571,197	8/$935,423 3/$315,644	$500,001 - $1,000,000
	Thomas Davis	3/$1,064,864	4/$571,197	6/$812,051 1/$192,272	$100,001-$500,000

(a) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Prudential Fund: Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Jennison Associates LLC (Jennison)

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.  Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization.  Investment professionals are compensated with a combination of base salary and cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents most of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees.  The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law.  In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred.  Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•                  One-, three-, five-year and longer term pre-tax investment performance groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.  Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•                  The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•                  The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•                  Historical and long-term business potential of the product strategies;

•                  Qualitative factors such as teamwork and responsiveness; and

•                  Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

CONFLICTS OF INTEREST.  Jennison manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•                  Long only accounts/long-short accounts:  Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•                  Multiple strategies:  Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•                  Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:  Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•                  Non-discretionary accounts or models:  Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•                  Higher fee paying accounts or products or strategies:  Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•                  Personal interests:  The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy.   While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

•                                Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•                                Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•                                Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•                                Jennison has adopted a code of ethics and policies relating to personal trading.

•                                Jennison provides disclosure of these conflicts as described in its Form ADV.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
Target Portfolio

* [25% shareholder footnote]

[To be filed by amendment]

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
Prudential Fund

* [25% shareholder footnote]

[To be filed by amendment]

* As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

** As record holder for other beneficial owners.

[As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of the Target Portfolio.]

[As of the Record Date, the officers and Trustees of World Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of the Prudential Fund.]

ADDITIONAL INFORMATION

World Fund is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Prudential Fund, a series of World Fund, is contained in its prospectus dated January 31, 2017, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Prudential Fund is included in its SAI, dated January 31, 2017, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Prudential Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2016 and its Semi-Annual Report for the fiscal period ended April 30, 2017 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to the Prudential Fund at 655 Broad Street, Newark, New Jersey 07102.

World Fund (on behalf of the Prudential Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC’s Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law relating to the validity of shares of the Prudential Fund to be issued pursuant to the Plan will be passed upon by Venable LLP, special Maryland counsel to the Prudential Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the Target Portfolio, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Target Portfolio for the fiscal year ended July 31, 2016 (File No. 811-07064).

The audited financial statements of the Prudential Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Prudential Fund for the fiscal year ended October 31, 2016 (File No. 811-03981).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Target Portfolio, c/o PGIM Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither the Trust nor World Fund is required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of Trustees is not required to be acted upon under the 1940 Act. The Trust’s Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Trust’s governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Trustees of the Trust intends to bring before the Meeting the matters set forth in the foregoing notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for the Prudential Fund, dated January 31, 2017 (enclosed).

C	The Prudential Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2016 (enclosed).

D	The Prudential Fund’s Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2017 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this      day of            , 2017, by and between The Target Portfolio Trust (the “Trust”), a statutory trust organized under the laws of Delaware with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series, Target International Equity Portfolio (the “Acquired Fund”), and Prudential World Fund, Inc., a corporation organized under the laws of the State of Maryland (the “Acquiring Company”), with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series Prudential Jennison International Opportunities Fund (the “Acquiring Fund”).  Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the “Funds” and each a “Fund.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of  common stock, par value $0.01 per share, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund’s then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund’s liabilities. The Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Trust, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Trust agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trustees shall dissolve the Acquired Fund and the Trust, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Trust on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Trust shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Trust with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Company’s transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company’s then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures (the “Valuation Procedures”) set forth in the Trust’s Agreement and Declaration of Trust and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Company’s Charter and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be                 , 2017, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Trust, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund’s Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the

Acquiring Company’s Custodian, The Bank of New York Mellon. Also, the Trust, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Trust, for the benefit  of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to the Trust, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Trust, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, to the Acquiring Company for the benefit of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company:

(a)  The Acquired Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Trust is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the Agreement and Declaration of Trust of the Trust (the “Agreement and Declaration of Trust”).

(b)  The financial statements appearing in the Trust’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2016 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Acquired Fund’s Semi-Annual Report to Shareholders of the Acquired Fund for the period ended January 31, 2017 (copies of which have been furnished to the Acquiring Fund), fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with US generally accepted accounting principles.

(d)  The Trust has the necessary statutory trust power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(e)  The Acquired Fund is not a party to or obligated under any provision of the Trust’s Agreement and Declaration of Trust or bylaws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Acquiring Company, on behalf of the Acquiring Fund, to the Trust for the benefit of the Acquired Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Trust:

(a)  The Acquiring Fund is a series of the Acquiring Company, a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the charter of the Acquiring Company (the “Charter”) as a separate series of the Acquiring Company.

(b)  The Acquiring Company is authorized to issue 4.2 billion shares of common stock, par value $0.01 per share, of which 850,000,000 is allocated to the Acquiring Fund, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and,  under the Acquiring Company’s Charter and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders of the Acquiring Fund for the period ended October 31, 2016 (copies of which were furnished to the Acquired Fund) audited by KPMG LLP and will fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Acquiring Fund’s Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended April 30, 2017 (copies of which were furnished to the Acquired Fund), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with US generally accepted accounting principles.

(f)  The Acquiring Company has the necessary corporate power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of the Acquiring Company’s Charter or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust and the Board of Directors of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Trust and the Acquiring Company in accordance with its terms.

(f)  The Trust and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Trust intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing Date.

(b)  The Trust does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)  The Trust intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Trust and the Acquiring Company intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Trust intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the US Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Trust intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Trust, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Trust and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Trust’s or the Acquiring Company’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund all of its investment company taxable income and net capital gain for the period from the close of its last fiscal year to the Valuation Time and any such amount undistributed from any prior period.

(f)  The Trust shall have received on the Closing Date a favorable opinion from Venable LLP, Maryland counsel to the Acquiring Company, dated as of the Closing Date, to the effect that:

(1)  The Acquiring Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland with requisite corporate power to own all of its properties and assets and to carry on its business in each case as described in its current prospectus;

(2)  This Plan has been duly authorized and executed by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Trust, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company on behalf of the Acquiring Fund, enforceable against the Acquiring Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  The Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan have been duly authorized and upon delivery, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Company’s Charter, its Bylaws and the Maryland Act to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of the Acquiring Company’s Charter or By-laws;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the laws of the State of Maryland for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained;

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Trust, on behalf of the Acquired Fund;

(3)  The execution, delivery and performance of the Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Trust, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) the  Trust’s Agreement and Declaration of Trust or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each as defined in the Trust’s  currently effective registration statement, except where such violation would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, there is not in any Delaware court any judgment or litigation proceeding pending against the Trust or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h)  The Acquiring Company with respect to the Acquiring Fund and the Trust with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Company, in form and substance satisfactory to the Acquiring Company and the Trust, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, as provided for in the Plan, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund, regardless of whether such transfer would otherwise be a non-taxable transaction under the Code;

(3)  In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund, regardless of whether such transfer would otherwise be a non-taxable transaction under the Code ;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund were held by such shareholder of the Acquired Fund as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to each of the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which each of such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund); and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and the Trust with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Company and the Trust represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PIGIM Investments and/or its affiliates.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Trust or the Acquiring Company by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Trust, the Acquired Fund, the Acquiring Company or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Trust, the Acquired Fund, the Acquiring Company, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, the Trust or the Acquiring Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund’s or the Acquiring Fund’s shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, or the Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Trust and the Acquiring Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Trust and the Acquiring Company hereunder, and in particular that none of the assets of either the Trust or the Acquiring Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.  This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary; and to the Trust at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The Target Portfolio Trust on behalf of Target International Equity Portfolio, and Prudential World Fund, Inc. on behalf of Prudential Jennison International Opportunities Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE TARGET PORTFOLIO TRUST, ON BEHALF OF TARGET INTERNATIONAL EQUITY PORTFOLIO

Attest:	By:
Name:
Title:

PRUDENTIAL WORLD FUND, INC., ON BEHALF OF PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

Attest:	By:
Name:
Title:

Exhibit B

PROSPECTUS DATED JANUARY 31, 2017

The Prospectus for the Prudential Fund, dated January 31, 2017 is incorporated by reference into this Prospectus/ Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2016

The Annual Report to Shareholders for the Prudential Fund for the fiscal year ended October 31, 2016, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT FOR THE FISCAL PERIOD ENDED APRIL 30, 2017

The Semi-Annual Report to Shareholders for the Prudential Fund for the fiscal period ended April 30, 2017 is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

Proposal	1

Notice of Special Meeting of Shareholders	2

Prospectus/Proxy Statement	4

Summary	5

Reasons for the Reorganization	6

Fees and Expenses	9

Shareholder Fees and Operating Expenses	9

Expense Examples	11

Performance of the Funds	12

Comparison of Important Features	14

Federal Income Tax Considerations	25

Comparison of Organizational Structures	26

Management of the Funds	29

Distribution Plan	32

Valuation	32

Frequent Purchases and Redemptions of Fund Shares	34

Purchases, Redemptions, Exchanges and Distributions	35

Information About the Reorganization	38

Closing	38

Expenses Resulting from the Reorganization	38

Certain Federal Tax Consequences of the Reorganization	38

Characteristics of World Fund Shares	40

Capitalization	40

Voting Information	41

Required Vote	41

How to Vote	42

Revocation of Proxies	42

Solicitation of Voting Instructions	42

Additional Information About the Portfolio Managers and Portfolio Holdings	42

	Portfolio Managers	42

	Additional Information about the Portfolio Managers — Compensation and Conflicts of Interest	43

	Principal Holders of Shares	47

	Additional Information	48

	Miscellaneous	48

	Shareholder Proposals	48

	Exhibits to Prospectus/Proxy Statement	49

A-1	Exhibit A—Form of Plan of Reorganization (attached)	A-1

B-1	Exhibit B—Prospectus dated January 31, 2017 (enclosed)	B-1

C-1	Exhibit C—Annual Report for the fiscal year ended October 31, 2016 (enclosed)	C-1

D-1	Exhibit D—Semi-Annual Report for the fiscal period ended April 30, 2017 (enclosed)	D-1

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

FOR

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

Dated August 21, 2017

Acquisition of the Net Assets of

Target International Equity Portfolio, a series of The Target Portfolio Trust

By and in exchange for shares of the

Prudential Jennison International Opportunities Fund, a series of Prudential World Fund, Inc.

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of Target International Equity Portfolio (the “Target Portfolio”), a series of The Target Portfolio Trust (the “Trust”), and to the assumption of the liabilities of the Target Portfolio by Prudential Jennison International Opportunities Fund (the “Prudential Fund”), a series of the Prudential World Fund, Inc. (“World Fund”) in exchange for shares of the Prudential Fund (the “Reorganization”).

This SAI consists of this Cover Page and the Prudential Fund’s SAI dated January 31, 2017 and pro forma financial information relating to the Target Portfolio and the Prudential Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated August 21, 2017 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Prudential Fund at 655 Broad Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Trust and World Fund, other materials incorporated by reference herein, and other information regarding the Target Portfolio, the Trust, the Prudential Fund and World Fund.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2
Pro Forma Financial Information	F-1

S-1

SAI INCORPORATION BY REFERENCE

The SAI of the Prudential Fund, dated January 31, 2017, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

The Prospectus and SAI of the Target Portfolio, each dated September 28, 2016, are incorporated by reference herein. The Annual Report for the Target Portfolio for the fiscal year ended July 31, 2016 and the Semi-Annual Report for the Target Portfolio for the fiscal period ended January 31, 2017 are incorporated by reference herein to Form N-CSR filed on September 26, 2016 and March 30, 2017, respectively

S-2

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Prudential Fund. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.” The unaudited pro forma information set forth below for the 12-month period ended April 30, 2017 is intended to present ratios and supplemental data as if the Reorganization had been consummated at May 1, 2016. Such unaudited pro forma information should be read in conjunction with the Target Portfolio’s Annual Report to Shareholders dated July 31, 2016 and the Target Portfolio’s Semi-Annual Report to Shareholders dated January 31, 2017 as well as the Prudential Fund’s Annual Report to Shareholders dated October 31, 2016 and the Prudential Fund’s Semi-Annual Report to Shareholders dated April 30, 2017, which are on file with the SEC and are available at no charge.

For the 12-months ended April 30, 2017, the average daily net assets of the Target Portfolio were approximately $357.5 million, and the average daily net assets of the Prudential Fund were approximately $46.8 million. The pro forma average daily net assets of the Combined Fund for the 12-months ended April 30, 2017 would have been approximately $404.3 million.

The Target Portfolio and the Prudential Fund are both managed by PGIM Investments (“PGIM”). The subadvisers for the Target Portfolio are LSV Asset Management (“LSV”) and Lazard Asset Management LLC (“Lazard”) and the subadviser for the Prudential Fund is Jennison Associates (“LLC”), a wholly-owned subsidiary of Prudential Financial Inc. (“Prudential”).

The Funds have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Fund or PGIM, as the case may be, on behalf of the Fund, which governs the provision of services to the Fund. Such agreements contain the same terms with respect to the Funds.

The contractual investment management fee rates for the Target Portfolio and the Prudential Fund are set forth below:

Target International Equity Portfolio

0.70% of average daily net assets

Prudential Jennison International Opportunities Fund

0.825% of average daily net assets to $1 billion;

0.80% on average daily net assets exceeding $1 billion

Assuming the Reorganization occurred on May 1, 2016 and based on the fee arrangements in place on that date:

	Target Portfolio (1)		Prudential Fund (3)(5)		Combined Fund (4)(5)
Class Q	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$205	0.70%	$199,157	0.83%	$199,399	0.83%
Distribution and/or Service Fees (l2b-l Fees)	—	—	—	—	—	—
Other Expenses	46	0.16%	144,032	0.59%	37,182	0.15%
Total Annual Operating Expenses	251	0.86%	343,189	1.42%	236,581	0.98%
Fee Waiver and/or Expense Reimbursement	—	—	140,411	0.58%	33,556	0.14%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$251	0.86%	$202,778	0.84%	$203,025	0.84%

	Target Portfolio (1)(2)		Prudential Fund (2)(3)(5)		Combined Fund (4)(5)
Class R	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$2,199,704	0.70%	—	—	$2,592,508	0.83%
Distribution and/or Service Fees (l2b-l Fees)	2,356,825	0.75%	—	—	2,356,825	0.75%
Other Expenses	873,228	0.28%	—	—	847,135	0.26%
Total Annual Operating Expenses	5,429,757	1.73%	—	—	5,796,468	1.84%
Fee Waiver and/or Expense Reimbursement	785,609	0.25%	—	—	1,145,666	0.36%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$4,644,148	1.48%	—	—	$4,650,802	1.48%

	Target Portfolio (1)		Prudential Fund (3)(5)		Combined Fund (4)(5)
Class Z	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$302,413	0.70%	$156,514	0.83%	$512,930	0.83%
Distribution and/or Service Fees (l2b-l Fees)	—	—	—	—	—	—
Other Expenses	120,050	0.28%	124,886	0.65%	167,606	0.27%
Total Annual Operating Expenses	422,463	0.98%	281,400	1.48%	680,536	1.10%
Fee Waiver and/or Expense Reimbursement	—	—	110,347	0.58%	120,976	0.20%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$422,463	0.98%	$171,053	0.90%	$559,560	0.90%

(1)   Based on the average daily net assets of $357.5 million for the Target Portfolio for the 12-month period ended April 30, 2017.

(2)   The distributor of the Funds has contractually agreed through November 30, 2018 (Target Portfolio) and February 28, 2019 (Prudential Fund) to reduce its distribution and service (12b-1) fees for the Funds’ Class R shares to 0.50% of the average daily net assets of the Class R shares of the Funds.  This waiver may not be terminated by the distributor prior to November 30, 2018 (Target Portfolio) and February 28, 2019 (Prudential Fund) without the approval of the respective Fund’s Board. Class R is currently not offered by the Prudential Fund but will begin operations prior to completion of the Reorganization.

(3)   Based on the average daily net assets of $46.8 million for the Prudential Fund for the 12-month period ended April 30, 2017. The Manager of the Prudential Fund has contractually agreed through February 29, 2020 to reimburse and/or waive fees so that the Fund’s net annual operating expenses do not exceed 0.84% of the Fund’s average daily net assets (exclusive of distribution and service (12b-1) fees, transfer agency / sub-transfer agency fees and networking expenses, extraordinary expenses and certain other expenses, such as taxes, interest and brokerage commissions).  This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Directors.

(4)   The estimated fees and expenses of the Combined Fund (Pro Forma Surviving) are based in part on assumed average daily net assets of $404.3 million (i.e., the average daily net assets for the Combined Fund for the 12-month period ended April 30, 2017).  Upon the closing of the Reorganization, the Manager will also contractually waive and/or reimburse up to 0.06% of certain Other Expenses of the Combined Fund on an annualized basis for the period from the closing date of the Reorganization through February 29, 2020, to the extent that the Combined Fund’s total operating expenses (exclusive of taxes, interest, and certain extraordinary expenses) exceed 1.15% for the Class A shares, 1.90% for the Class C shares, 1.48% for the Class R shares, 0.90% for the Class Z shares and 0.84% for the Class Q shares of the Combined Fund’s average daily net assets on an annualized basis for such share classes as a result of the Reorganization.  This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Prudential Fund’s Board of Directors.

(5)   The contractual management fee for the Prudential Fund is 0.825% of average daily net assets to $1 billion; 0.80% over $1 billion of average daily net assets. The same contractual management fee rates will apply to the Combined Fund.

Prudential Investment Management Services LLC (“PIMS”) serves as the distributor of each Fund, including the Target Fund and the Prudential Fund. PIMS is a wholly-owned subsidiary of Prudential Financial, Inc. For the 12-month period ended April 30, 2017, the 12b-1 fee paid by the Target Portfolio to PIMS was 0.50% of the average daily net assets for the Class R shares of the Target Portfolio (0.75% less a contractual waiver of 0.25%) and 0.30% and 1.00% of the average daily net assets for the Class A and Class C shares, respectively, of the Prudential Fund.  The distribution and service (12b-1) fee paid by the Funds to PIMS is intended to compensate PIMS and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Funds’ prospectuses and statements of additional information, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Funds, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PIMS and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Funds.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code.  The performance history of the Target Fund will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of Prudential Fund shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

If the Reorganization is approved by shareholders, it is currently anticipated that a substantial portion of the portfolio securities of the Target Portfolio will be sold and new securities will be purchased prior to and solely and directly related to the Reorganization.  It is anticipated that transaction costs of approximately $605,000 will be incurred by the Target Portfolio and its shareholders to reposition its portfolio in connection with the Reorganization.  If all of the Target Portfolio’s investments had been sold as of June 26, 2017, the Target Portfolio would have realized capital gains of approximately $1.79 per share (for a $50 million dividend), approximately 13% of the net asset value of the Target Portfolio.  Any capital gains realized by the Target Portfolio prior to the closing date of the Reorganization will be distributed to shareholders of the Target Portfolio prior to the closing date of the Reorganization. The portion of the portfolio securities to be sold and the transactions costs and tax consequences related to those sales are estimated based on, among other things, historical data, current market conditions and the Funds’ ability to use available carryovers, and are subject to change

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by PGIM and/or its affiliates.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Maryland law provides that the charter of a Maryland corporation may limit the liability of its directors and officers to the corporation or its shareholders for monetary damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action; provided that no director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The World Fund’s Articles do not include such a provision, but it could be amended to include one.

World Fund’s Bylaws provide for indemnification of directors and officers to the fullest extent required or permitted by law (as limited by the 1940 Act).  The Bylaws also permit World Fund to indemnify employees and agents to the extent authorized by World Fund’s Board, charter, or Bylaws and as permitted by law.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses.

Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement, the distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Management Agreement and Section 4 of the Subadvisory Agreement limit the liability of PGIM Investments and each subadviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16. EXHIBITS

(1)(a) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 3, 1995.

(b) Articles Supplementary dated December 27, 1995. Incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(c) Articles Supplementary dated June 20, 1996. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(d) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(e) Articles Supplementary dated December 2, 1999. Incorporated by reference to Exhibit (a)(v) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(f) Articles of Amendment dated December 22, 1999. Incorporated by reference to Exhibit (a)(vi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(g) Articles Supplementary as filed May 29, 2001. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2002.

(h) Articles of Amendment as filed June 11, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(i) Articles Supplementary as filed July 29, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on October 23, 2003.

(j) Articles of Amendment dated December 8, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(k) Articles Supplementary to create Jennison Global Infrastructure Fund dated August 28, 2008. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 31, 2008.

(l) Articles Supplementary to create Prudential Emerging Markets Debt Local Currency Fund dated December, 2010. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(m) Articles Supplementary to create Prudential Jennison Global Opportunities Fund. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on March 12, 2012.

(n) Articles Supplementary to create Prudential Jennison International Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 1, 2012.

(o) Articles Supplementary dated June 7, 2012. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 31, 2012.

(p) Articles Supplementary dated August 28, 2013 to create Prudential Jennison Global Infrastructure Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 23, 2013.

(q) Articles Supplementary dated July 14, 2014 to create Prudential Jennison Emerging Markets Equity Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 15, 2014.

(r) Articles Supplementary creating Class Q shares for Prudential Jennison Global Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 86 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 22, 2014.

(s) Articles Supplementary dated December 10, 2015 to create Class Q shares for Prudential Jennison International Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2015.

(t) Articles of Amendment dated December 14, 2015. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2015.

(u) Articles Supplementary dated October 10, 2016.  Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(2) By-Laws of the Registrant, Amended and Restated as of November 16, 2004. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(3) None

(4) Form of Plan of Reorganization for the reorganization on behalf of Target International Equity Fund, a series of The Target Portfolio Trust and Prudential Jennison International Opportunities Fund, a series of Prudential World Fund, Inc. Filed herewith as Exhibit A to the combined Prospectus and Proxy Statement contained within this Registration Statement on Form N-14.

(5)(a) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(b) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(c) Specimen Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(d) Specimen Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(e) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(6)(a) Amended and Restated Management Agreement between Registrant and Prudential Investments Fund Management LLC (now known as Prudential Investments LLC) with respect to the Jennison International Growth Series of the Registrant (now known as Prudential QMA International Equity Fund) dated March 28, 2001. Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 28, 2001.

(b)(i) Form of Management Agreement between Registrant and Prudential Investments LLC (now known as PGIM Investments LLC) with respect to Prudential Emerging Markets Debt Local Currency Fund. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(ii) Amendment to Management Agreement. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2015.

(iii) Management Fee Waiver and/or Reimbursement for Prudential Emerging Markets Debt Local Currency Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(c)(i) Management Agreement between Registrant and Prudential Investments LLC (PI) with respect to the Prudential Jennison Global Opportunities Fund. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on March 12, 2012.

(ii) Management Fee Waiver and/or Expense Reimbursement for Prudential Jennison Global Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(d)(i) Management Agreement between Registrant and Prudential Investments LLC with respect to the Prudential Jennison International Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 1, 2012.

(ii) Amendment to Management Agreement. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2015.

(iii) Management Fee Waiver and/or Expense Reimbursement for Prudential Jennison International Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(e)(i) Management Agreement between Registrant and Prudential Investments LLC with respect to the Prudential Jennison Global Infrastructure Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 23, 2013.

(ii) Management Fee Waiver and/or Expense Reimbursement for Prudential Jennison Global Infrastructure Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(f)(i) Management Agreement between Registrant and Prudential Investments LLC with respect to the Prudential Jennison Emerging Markets Equity Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 15, 2014.

(ii) Amendment to Management Agreement. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2015.

(iii) Management Fee Waiver and/or Expense Reimbursement for Prudential Jennison Emerging Markets Equity Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(g)(i) Subadvisory Agreement between Prudential Investment Management, Inc. (now known as PGIM, Inc.) (PIM) and PI with respect to Dryden International Equity Fund (now known as Prudential International Equity Fund), a Series of the Registrant dated December 3, 2003. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 29, 2004.

(ii) Amendment to Subadvisory Agreement between PI and PIM with respect to Prudential QMA International Equity Fund. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 10, 2004.

(h)(i) Subadvisory Agreement between PI and PIM with respect to Prudential Emerging Markets Debt Local Currency Fund. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(ii) Amendment to Subadvisory Agreement between PI and PGIM, Inc. (formerly known as Prudential Investment Management, Inc. PIM) with respect to Prudential Emerging Markets Debt Local Currency Fund. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 102 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 31, 2017.

(i) Subadvisory Agreement between PI and Jennison Associates LLC with respect to the Prudential Jennison Global Opportunities Fund. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on March 12, 2012.

(j) Subadvisory Agreement between PI and Jennison Associates LLC with respect to the Prudential Jennison International Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 1, 2012.

(k) Subadvisory Agreement between PI and Jennison Associates LLC with respect to the Prudential Jennison Global Infrastructure Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 23, 2013.

(l) Subadvisory Agreement between PI and Jennison Associates LLC with respect to the Prudential Jennison Emerging Markets Equity Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 15, 2014.

(7)(a) Second Amended and Restated Distribution Agreement between Prudential Investments Mutual Funds and the Target Mutual Funds, and Prudential Investment Management Services LLC (PIMS) dated September 22, 2016.  Incorporated by reference to Prudential Investment Portfolios 5 Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (File No. 811-09439) filed via EDGAR on September 22, 2016.

(b) Amended Exhibit A for Distribution Agreement dated September 16, 2010. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on March 22, 2012.

(c) Form of Dealer Agreement. Incorporated by reference to Exhibit (e)(ii) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(8) Not applicable.

(9)(a) Custodian Agreement between the Registrant and The Bank of New York (BNY). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(b) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 333-66895) filed on December 30, 2005.

(c) Amendment dated June 30, 2009 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2009 (File No. 33-10649).

(d) Amendment dated December 21, 2010 to Custodian Agreement between the Registrant and BNY dated June 6, 2005. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 11, 2011.

(e) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC). Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2005.

(f) Amendment dated June 5, 2012 to Custodian Agreement between the Registrant and BNY dated November 7, 2002. . Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 1, 2012.

(g) Amendment dated August 12, 2013 to Custodian Agreement between the Registrant and BNY dated November 7, 2002. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 23, 2013.

(10)(a) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement on Form N1-A for Prudential Investment Portfolios, Inc. 14 (File No. 002-82976), filed via EDGAR on June 21, 2016.

(b) Distribution and Service Plan for Class B shares of Prudential QMA International Equity Fund. Incorporated by reference to Exhibit (m)(xvi) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on February 2, 2000.

(c) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement on Form N1-A for Prudential Investment Portfolios, Inc. 14, filed via EDGAR on June 21, 2016.

(h) 12b-1 Fee Waiver for Class A shares of Prudential Jennison Global Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2015.

(i) Distribution and Service Plan for Class A shares of Prudential Jennison International Opportunities Fund. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on March 22, 2012.

(j) 12b-1 Fee Waiver for Class A shares of Prudential Jennison International Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2015.

(k) Distribution and Service Plan for Class A shares of Prudential Jennison Global Infrastructure Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 23, 2013.

(l) Distribution and Service Plan for Class C shares of Prudential Jennison Global Infrastructure Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on September 23, 2013.

(m) 12b-1 Fee Waiver for Class A shares of Prudential Jennison Global Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(n) 12b-1 Fee Waiver for Class A shares of Prudential Jennison International Opportunities Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(o) 12b-1 Fee Waiver for each share class of Prudential Jennison Global Infrastructure Fund.  Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(p) 12b-1 Fee Waiver for Class A shares of Prudential Jennison Emerging Markets Equity Fund. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 23, 2016.

(q) Class A waiver for Prudential Jennison International Opportunities Fund. Filed herewith.

(r) Class R waiver for Prudential Jennison International Opportunities Fund. Filed herewith.

(s) Class R waiver for Target International Equity Portfolio. Filed herewith.

(t) Fee waiver or reimbursement by the Manager for Prudential Jennison International Opportunities Fund. Filed herewith.

(u) Fee waiver or reimbursement relating to the Reorganization. Filed herewith.

(11) Opinion and consent of Venable LLP as to the legality of the securities being registered. Filed herewith.

(12) Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(b) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to The Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(c) Amendment dated December 21, 2010 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Prudential Investment Portfolios 3 Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 2010 (File No. 333-95849).

(d) Amendment dated December 30, 2011 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on December 30, 2011.

(e) Amendment dated June 5, 2012 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 1, 2012.

(14) Consent of KPMG LLP, independent registered public accounting firm, for the Registrant and Target International Equity Portfolio. Filed herewith.

(15)     Not Applicable.

(16)     Power of attorney. Filed herewith.

(17)     Form of proxy card for shareholders of Target International Equity Portfolio.  Filed herewith.

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Newark, State of New Jersey on the 20th day of July 2017.

Prudential World Fund, Inc.

By:	* Stuart S. Parker
Stuart S. Parker, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	*Ellen S. Alberding	Director

	*Kevin J. Bannon	Director

	*Scott E. Benjamin	Director

	*Linda W. Bynoe	Director

	*Keith Hartstein	Director

	*Michael S. Hyland	Director

	* Stuart S. Parker	President and Director, Principal Executive Officer

	*Richard A Redeker	Director

	*Stephen G. Stoneburn	Director

	* Grace C. Torres	Director

	* M. Sadiq Peshimam	Treasurer and Principal Financial and Accounting Officer

* By:	/s/ Claudia DiGiacomo	Attorney-in-Fact	July 20, 2017
Claudia DiGiacomo

Prudential World Fund, Inc.

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

Exhibit No.	Description
10(q)	Class A waiver for Prudential Jennison International Opportunities Fund
(r)	Class R waiver for Prudential Jennison International Opportunities Fund.
(s)	Class R waiver for Target International Equity Portfolio.
(t)	Fee waiver or reimbursement by the Manager for Prudential Jennison International Opportunities Fund.
(u)	Fee waiver or reimbursement relating to the Reorganization.
(11)	Opinion and consent of Venable LLP as to the legality of the securities being registered.
(12)	Form of Opinion and consent of Willkie Farr & Gallagher LLP supporting tax matters and consequences to shareholders.
(14)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant and Target International Equity Portfolio.
(16)	Power of attorney.
(17)	Form of proxy card for shareholders of Target International Equity Portfolio.